PRINCIPAL VARIABLE UNIVERSAL LIFE INCOME IIIsm

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

(the “Policy”)

Issued by Principal National Life Insurance Company (the “Company”) through its

Principal National Life Insurance Company Variable Life Separate Account

This prospectus is dated May 1, 2012.

This prospectus describes an individual-flexible premium variable universal life insurance policy offered by the Company.

As in the case of other life insurance policies, it may not be in Your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage. The Policy involves investment risk, including possible loss of principal.

This prospectus provides information that You should know before buying a Policy. It is accompanied by current prospectuses for the Underlying Mutual Funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not all the contract provisions, benefits, programs, features, and investment options described in this prospectus are available or approved for use in every state. This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

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SUMMARY: BENEFITS AND RISKS

This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.

POLICY BENEFITS

Death Benefits and Proceeds

The Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the Insured dies. Death proceeds are calculated as of the date of death of the Insured. The amount of the death proceeds is:

•          the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY VALUES — Death Proceeds);

•          minus Loan Indebtedness;

•          minus any overdue Monthly Policy Charges (Overdue Monthly Policy Charges arise when a Policy is in a grace period and the Net Surrender Value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges).

Death proceeds are paid in cash or applied under a benefit payment option.

The Policy provides for three death benefit options. A death benefit option is elected on the application. We will issue the Policy with Death Benefit Option 1 if You do not elect a death benefit option on the application. Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.

Premium Payment Flexibility

You may choose the amount and frequency of premium payments (subject to certain limitations).

Policy Values

The Policy Value reflects Your premium payments, partial surrenders, policy loans, unpaid loan interest, policy expenses, interest credited to the Fixed Accounts, and/or the investment experience of the Divisions. There is no guaranteed minimum Division value.

Policy Loans

A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the Net Surrender Value.

Full Surrender

The Policy may be surrendered and any Net Surrender Value paid to the Owner. If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed.

Partial Surrender

On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the Owner. The surrender charge does not apply to partial surrenders.

Adjustment Options

The Face Amount may be increased or decreased unless the Policy is in a grace period or if Monthly Policy Charges are being waived under a rider.

Face Amount Increase

The minimum amount of an increase is $50,000 ($10,000 for special underwriting programs) and is subject to Our underwriting guidelines in effect at the time the increase is requested.

Face Amount Decrease

On or after the first policy anniversary, a decrease in Face Amount may be requested if the request does not decrease the Face Amount below $100,000. Cumulative Face Amount decreases in Policy Years two through five cannot exceed 35% of the Initial Face Amount.

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Maturity Proceeds

If the Insured is living on the Policy Maturity Date, We will pay the Owner an amount equal to the Net Surrender Value unless the Extended Coverage Rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the Policy Maturity Date unless extended by the Extended Coverage Rider.

POLICY RISKS

Risks of Poor Investment Performance

Your Policy Value will fluctuate depending on the investment performance of the Divisions to which You allocate Your premium payments.  Poor investment performance could diminish Your entire Policy Value and death benefit.

Positive investment performance does not guarantee that Your Policy Value will equal the total of Your premium payments after deducting applicable Policy and rider charges.  Certain Policy and rider charges are higher during earlier Policy Years than during subsequent Policy Years.  This has a more negative impact on Policy Value during earlier Policy Years, making the Policy not suitable as a short-term savings vehicle.

Policy Termination (Lapse)

Surrender charges apply in the first ten Policy Years (and the first ten Policy Years after a face increase) and reduce the Policy Value available to collect policy charges.  A Policy will enter a grace period and is at risk of terminating (meaning You will no longer have any life insurance coverage) if the Net Surrender Value on any Monthly Date is less than the Monthly Policy Charge, unless (i) during the first ten Policy Years, the no-lapse guarantee test is met or (ii) after the first ten Policy Years, the Policy has the Death Benefit Guarantee Rider and its terms are met. A policy may be at risk of terminating due to insufficient premium payments, poor investment results, partial surrenders, or Loan Indebtedness. If a Policy is at risk of terminating, We will notify You that the Policy will terminate without value unless You make a required premium payment by the end of the grace period. A Policy may be reinstated within three years after it has lapsed, subject to certain conditions.

Limitations on Access to Surrender Value

Unscheduled Partial Surrenders

•          Two unscheduled partial surrenders may be made in a Policy Year. The total of the amount(s) surrendered may not be greater than 75% of the Net Surrender Value (as of the date of the request for the first unscheduled partial surrender in that Policy Year).

•          The Face Amount may be reduced by the amount of the unscheduled partial surrender.

Scheduled Partial Surrenders

•          Partial surrenders may be scheduled on a monthly, quarterly, semiannual, or annual basis.

•          Each scheduled partial surrender may not be greater than 90% of the Net Surrender Value (as of the date of the scheduled partial surrender).

•          The Face Amount may be reduced by the amount of the scheduled partial surrender.

Full Surrenders

If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.

Adverse Tax Consequences

Termination of the Policy for any reason other than death of the Insured may have adverse tax consequences. If the amount received by the Owner plus any Loan Indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.

Distributions from a Modified Endowment Contract during the life of the Insured are taxed as if the Policy is a deferred annuity, therefore partial surrenders and loans may be taxable as ordinary income to the extent there are earnings in the Policy.

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In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•          the value each year of the life insurance protection provided;

•          an amount equal to any employer-paid premiums; or

•          some or all of the amount by which the current value exceeds the employer’s interest in the Policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and Your circumstances or the circumstances of the Policy’s beneficiary(ies) if You or the Insured dies.

There are other tax issues to consider when You own a life insurance policy. These are described in more detail in TAX ISSUES RELATED TO THE POLICY.

Risks of Underlying Mutual Funds

A comprehensive discussion of the risks of each Underlying Mutual Fund may be found in the Underlying Mutual Fund’s prospectus. As with all mutual funds, as the value of an Underlying Mutual Fund’s assets rise or fall, the fund’s share price changes. If You sell Your Units in a Division (each of which invests in an Underlying Mutual Fund) when their value is less than the price You paid, You will lose money.

Equity Funds

The biggest risk is that the fund’s returns may vary, and You could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an Underlying Mutual Fund’s portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an Underlying Mutual Fund’s portfolio could also decrease if the stock market goes down.

Income Funds

A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Underlying Mutual Fund’s share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

International Funds

The international Underlying Mutual Funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

Fund of Funds

A fund of funds is subject to the particular risks of the underlying funds in the proportions in which the fund of funds invests in them, and its share prices will fluctuate as the prices of underlying funds shares rise or fall with changing market conditions.  In addition, a fund of funds indirectly bears its pro rata share of the management fees incurred by the underlying funds thus the cost of investing in a fund of funds will generally be higher than the cost of investing in a fund that invests directly in individual stocks and bonds.

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SUMMARY: FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that You will pay at the time that You buy, surrender the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Charge	upon receipt of premium
Maximum		5.00% of premium paid up to Target Premium(1)
Current		4.25% of premium paid up to Target Premium(1)(2)
Taxes (federal, state and local)	upon receipt of premium
Maximum		3.25% of premium paid
Current		3.25% of premium paid
Surrender Charge(3) (full surrender of Policy)	from surrender proceeds
Maximum		$ 56.93 per $1,000 of Face Amount
Minimum		$ 7.62 per $1,000 of Face Amount
Current Charge for Representative Insured (The representative insured is a 40-year old male in Policy Year one)		$1 7 .81 per $1,000 of Face Amount
Transfer Fee for Unscheduled Division Transfer(4)	upon each unscheduled Division transfer after the first unscheduled Division transfer in a Policy Year
Maximum		$25 per unscheduled transfer
Current		none
Illustration Fee	upon each illustration after the first illustration in a Policy Year
Maximum		$25.00
Current		None

Optional Insurance Benefits
Accelerated Benefits Rider (processing fee)	at the time of death benefit advance
Maximum		$150 administrative fee
Current		None
Death Benefit Advance Rider (processing fee)	at the time of death benefit advance
Maximum		$150 administrative fee
Current		None
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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Life Paid-Up Rider	on the date rider benefit begins
Maximum		13.50% of Policy Value

Current (if Policy is issued with the guideline premium/ cash value corridor test)(5)		3.50% of Policy Value
Current (if the Policy is issued with the cash value accumulation test)(5)		7.50% of Policy Value
Surrender Value Enhancement Rider	upon receipt of premium
Maximum		3.00% of premium paid in excess of Target Premium
Current		3.00% of premium paid in excess of Target Premium

The following table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including Underlying Mutual Fund fees and expenses.

Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(3)	monthly
Maximum		$83.33 per $1,000 of Net Amount At Risk(6)
Minimum		$0.01 per $1,000 of Net Amount At Risk(6)
Current Charge for Representative Insured (The representative Insured is a 40 year-old male with a risk classification of preferred non-tobacco in Policy Year one)		$0.10 per $1,000 of Net Amount At Risk(6)
Asset Based Charge	monthly
Maximum		0.15% of Net Policy Value (annualized charge)
Current		0.15% of Net Policy Value (annualized charge)
Monthly Administration Charge	monthly
Maximum		$25.00 per month
Current		$25.00 per month(7)
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Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Monthly Policy Issue Charge(3)	monthly
Maximum		$1.09 per $1,000 of Face Amount
Minimum		$0.04 per $1,000 of Face Amount
Current Charge for Representative Insured (The representative Insured is a 40 year-old male with a risk classification of preferred non-tobacco in Policy Year one)		$0.11 per $1,000 of Face Amount
Net Policy Loan Charge(8)	annually (accrued daily)
Maximum		1.50% of Loan Indebtedness per year(9)
Current		1.50% of Loan Indebtedness per year(9)
Optional Insurance Benefits(10)
Accelerated Benefit Rider (annual interest charge)	annually, if You have a death benefit advance (accrued daily)
Maximum		5.50% of death proceeds advance per year
Current		5.50% of death proceeds advance per year(9)
Death Benefit Advance Rider (annual interest charge)	annually, if You have a death benefit advance (accrued daily)
Maximum		18% of death proceeds advanced per year(11)
Current		5.50% of death proceeds advance per year(9)
Salary Increase Rider(12)	monthly
Maximum		$0.13 per $1,000 of rider benefit in excess of $30,000
Current		$0.13 per $1,000 of rider benefit in excess of $30,000
Waiver of Monthly Policy Charges Rider(3)	monthly
Maximum		$0.51 per $1,000 of Net Amount At Risk(6)
Minimum		$0.01 per $1,000 of Net Amount At Risk(6)
Current Charge for Representative Insured (The representative Insured is a 40-year-old male with a risk classification of preferred non-tobacco in Policy Year one)		$0.02 per $1,000 of Net Amount At Risk(6)
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Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Waiver of Specified Premium Rider(3)	monthly
Maximum		$0.94 per $100 of Planned Periodic Premium
Minimum		$0.15 per $100 of Planned Periodic Premium
Current Charge for Representative Insured (The representative Insured is a 40-year-old male with a risk classification of preferred non-tobacco in Policy Year one)		$0.40 per $100 of Planned Periodic Premium

The following table shows the minimum and maximum total operating expenses charged by any of the Underlying Mutual Funds that You may pay periodically during the time that You own the Policy. More detail concerning the fees and expenses of each Underlying Mutual Fund is contained in its prospectus.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 201 1	Minimum	Maximum

Total annual Underlying Mutual Fund operating expenses (expenses that are deducted from Underlying Mutual Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)

	.26%	1.40%

(1)     Premium paid up to Target Premium. Sales charge on premium paid in excess of Target Premium is less.  See CHARGES AND DEDUCTIONS - Premium Expense Charge for more detail.

(2)     This charge reduces to 3.00% after the first Policy Year.

(3)     This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that You will pay. To obtain more information about the charge that would apply to You, contact Your registered representative or call 1-800-247-9988 and request personalized illustrations.

(4)     Please note that in addition to the fees shown, restrictions may be imposed by federal regulators, state regulators and/ or sponsors of the Underlying Mutual Funds. For more information regarding transfers, see GENERAL DESCRIPTION OF THE POLICY - Policy Limitations.

(5)     For more information regarding the guideline premium/cash value corridor test and the cash value accumulation test, see DEATH BENEFITS AND POLICY VALUES - IRS Definition of Life Insurance.

(6)     See GLOSSARY for definition.

(7)   This charge decreases to $10 per month after the first Policy Year.

(8)     The difference between the interest charged on the Loan Indebtedness and the interest credited to the Loan Account.

(9)     This charge decreases after Policy Year ten.

(10)  Rates shown assume Insured’s risk class is standard or better.  For more information, see CHARGES AND DEDUCTIONS – Optional Insurance Benefits Charges; also, see GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits.

(11)   The maximum rate shown in the table represents the highest maximum rate allowed under any state’s laws applicable to the amount advanced in excess of the Net Policy Value. The rate shown may not be representative of the charge a particular Owner may pay as the maximum rate is determined by state law and the maximum rate may be lower based on the state in which the Policy is written.  The current rate shown in the table represents the policy loan interest rate applicable to the amount advanced up to and equal to the Net Policy Value.

(12)   See GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits for more information on how the rider benefit is determined.

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GLOSSARY

Adjustment – change to Your Policy resulting from an increase or decrease in Face Amount or a change in: tobacco status; death benefit option; risk classification or riders.

Adjustment Date – the Monthly Date on or next following the Company’s approval of a requested Adjustment.

Attained Age – is the Insured’s age on the birthday nearest to the Policy Date, plus the number of complete Policy Years that have elapsed since the Policy Date.

Business Day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.

Death Benefit Guarantee Premium Requirement – The amount of premium required to be paid in order to maintain the protections of the death benefit guarantee rider.

Division – a part of the Separate Account which invests in shares of a corresponding mutual fund. The value of an investment in a Division is variable and is not guaranteed.

Dollar Cost Averaging – a program in which premiums are systematically transferred from one account or Division, typically the Fixed Account or money market Division, into other Division(s).

DCA (Dollar Cost Averaging) Duration – the length of time over which the entire Fixed DCA Account value is transferred to the Fixed Account and/or Divisions.

Effective Date – the date on which all requirements, including initial premium, for issuance of a Policy have been satisfied.

Face Amount – the amount used to determine the death benefit.

Fixed Account – the portion of the Policy Value that is held in Our General Account.

Fixed DCA Account – a Fixed Account to which Net Premiums may be allocated and from which a portion of the Policy Value is transferred on a monthly basis over the DCA Duration.

General Account – assets of the Company other than those allocated to any of Our Separate Accounts.

Initial Face Amount – is the original Face Amount that was in effect on the Policy Date.

Insured – the person named as the “insured” on the most recent application for the Policy. The Insured may or may not be the Owner.

Loan Account – That portion of the Policy Value held in the General Account that reflects the Loan Indebtedness.

Loan Indebtedness – the amount of any outstanding policy loan(s) and unpaid loan interest.

Maximum Premium Expense Charge – the maximum charge deducted from premium payments to cover a sales charge and taxes (federal, state and local).

Monthly Date – the day of the month which is the same day as the Policy Date.

Example:    If the Policy Date is September 5, 2007, the first Monthly Date is October 5, 2007.

Monthly Policy Charge – the amount subtracted from the Policy Value on each Monthly Date equal to the sum of the cost of insurance and of additional benefits provided by any rider plus the monthly administration charge, monthly policy issue charge, and asset based charge in effect on the Monthly Date.

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Net Amount At Risk – the amount upon which cost of insurance charges are based. It is the result of:

•          the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0016516; minus

•          the Policy Value at the beginning of the policy month calculated as if the Monthly Policy charge was zero.

Net Policy Value – the Policy Value minus any Loan Indebtedness.

Net Premium – the gross premium less the deductions for the Premium Expense Charge. It is the amount of premium allocated to the Divisions, Fixed Account and/or Fixed DCA Account.

Net Surrender Value – Surrender Value minus any Loan Indebtedness.

No-Lapse Guarantee Monthly Premium – a premium which is required to be paid in order to guarantee the Policy will not terminate in the first ten years.

Notice – any form of communication received in Our home office which provides the information We need which may be in writing or another manner that  We approve in advance.

Owner – the person, including joint Owner, who owns all the rights and privileges of this Policy.

Planned Periodic Premium – the premium in the amount and frequency You plan to pay.

Policy Date – the date from which Monthly Dates, Policy Years and policy anniversaries are determined; the Policy Date may not be in the future and will never be the 29th, 30th, or 31st of any month.

Policy Maturity Date – the policy anniversary nearest the Insured’s 121st birthday.

Policy Value – the sum of the values in the Divisions, the Fixed Account, the Fixed DCA Account, and the Loan Account.

Policy Year – the one-year period beginning on the Policy Date and ending one day before the policy anniversary and each subsequent one year period beginning on a policy anniversary.

Example:    If the Policy Date is November 21, 2008, the first Policy Year ends on November 20, 2009. The first policy anniversary falls on November 21, 2009.

Premium Expense Charge – the charge deducted from premium payments to cover a sales charge and state, local and federal taxes.

Prorated Basis – is the proportion that the value of a particular Division, the Fixed Account or the Fixed DCA Account bears to the total value of all Divisions, the Fixed Account and the Fixed DCA Account.

Separate Account – the Principal National Life Insurance Company Variable Life Separate Account, an account established by Us which has Divisions to which Net Premiums may be allocated under the Policy.

Surrender Value – Policy Value minus any surrender charge.

Target Premium – a premium amount which is used to determine the Premium Expense Charge under a Policy. The Target Premium is not required to be paid and can be calculated by using the rates in Appendix C.

Underlying Mutual Fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a Division invests.

Unit – the accounting measure used to calculate the value of each Division.

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Valuation Period – the period begins at the close of normal trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. E.T. on each Business Day, and ends at the close of normal trading of the NYSE on the next Business Day.

We, Us, Our – Principal National Life Insurance Company. We are also referred to throughout this prospectus as the Company.

Written Request – actual delivery to the Company at O ur home office of a written N otice or request, signed and dated, on a form We supply or approve.

Your Notices may be mailed to Us at:

Principal National Life Insurance Company

P.O. Box 10431

Des Moines, Iowa 50306-0431

Phone: 1-800-247-9988

Fax:  1-515-235-9720

You, Your – the Owner of the Policy.

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CORPORATE ORGANIZATION AND OPERATION

The Company

The Company is a stock life insurance company.  Its home office is located at: 711 High Street, Des Moines, Iowa 50392. It is authorized to transact life insurance business in the District of Columbia and in every state, except New York. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn is a wholly owned subsidiary of Principal Financial Group, Inc.

The Company believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities and Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts.  If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.

General Account

Our general obligations and any guaranteed benefits under the Policy are supported by Our General Account and are subject to the Company’s claims-paying ability.  A Policy Owner should look to the financial strength of the Company for its claims-paying ability.  Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation.  General Account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses.  For more information about the Company’s financial strength, You may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability.  Such ratings are subject to change and have no bearing on the performance of the funds.

Principal National Life Insurance Company Variable Life Separate Account

The Company’s board of directors established the Separate Account under Iowa law on November 28, 2007. It is registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Owners under the Policy.

The Company does not guarantee the investment results of the Separate Account.

The Funds

The assets of each Division of the Separate Account invest in a corresponding Underlying Mutual Fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each Division are separate from the others. A Division’s performance has no effect on the investment performance of any other Division.

The funds are NOT available to the general public directly. The funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the funds may be similar to, and may in fact be modeled after publicly traded mutual funds, You should understand that the funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any Underlying Mutual Fund may differ substantially from the investment performance of a publicly traded mutual fund.

The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). Additional copies of these documents are available without charge from a registered representative or by contacting Our home office at 1-800-247-9988.

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The TABLE OF SEPARATE ACCOUNT DIVISIONS contains a brief summary of the investment objectives of, and advisor and sub-advisor(s), if applicable, for each Division.

There is no assurance that the value of Your Policy will equal the total of Your premium payments.  Even if a Division’s performance has positive yields, Your Policy Value may still be less than the total of Your premium payments after deducting for applicable Policy and rider charges.

Deletion or Substitution of Investments

We reserve the right to make certain changes if, in Our judgment, they best serve Your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, We will obtain Your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes We may make include:

•          transfer assets in any Division to another Division or to the Fixed Account;

•          add, combine or eliminate Divisions; or

•          substitute the shares of a Division for shares in another Division:

•          if shares of a Division are no longer available for investment; or

•          if in Our judgment, investment in a Division becomes inappropriate considering the purposes of the Division.

If We eliminate or combine existing Divisions or transfer assets from one Division to another, You may change allocation percentages and transfer any value in an affected Division to another Division(s) and/or the Fixed Account without charge. You may exercise this transfer privilege until the later of 60 days after a) the effective date of the change, or b) the date You receive notice of the options available. You may only exercise this right if You have an interest in the affected Division(s).

Voting Rights

We vote shares of the Underlying Mutual Funds owned by the Separate Account according to the instructions of Policy Owners.

We will notify You of shareholder meetings of the mutual funds underlying the Divisions in which You hold Units. We will send You proxy materials and instructions for You to provide voting instructions to Us. We will arrange for the handling and tallying of proxies received from You and other Policy Owners. If You give no voting instructions, We will vote those shares in the same proportion as shares for which We received instructions.

We determine the number of fund shares that You may instruct Us to vote by allocating one vote for each $100 of Policy Value in the Division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares You may instruct Us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or We are required by regulators to disregard voting instructions,, We may decide to vote the shares of the Underlying Mutual Funds in Our own right.

NOTE:  Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.

The Fixed Account and Fixed DCA Account

The Fixed Account and the Fixed DCA Account are part of Our General Account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account, the Fixed DCA Account and any interest in them are not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Accounts. However, disclosures relating to them are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the Fixed Accounts from Our home office or from a registered representative.

Our obligations with respect to the Fixed Accounts are supported by Our General Account. Subject to applicable law, We have sole discretion over the investment of assets in the General Account.

We guarantee that Net Premiums allocated to the Fixed Accounts accrue interest daily at an effective annual rate of 2% compounded annually.  We may, in Our sole discretion, credit interest at a higher rate.  We may defer payment of proceeds payable out of the Fixed Accounts for a period of up to six months.

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The Fixed Account

The value of Your Fixed Account on any Business Day is:

•          Net Premiums allocated to the Fixed Account

•          plus transfers from the Division(s) and/or Fixed DCA Account

•          plus interest credited to the Fixed Account

•          minus surrenders, surrender charges, and Monthly Policy Charges

•          minus transfers to the Loan Account

•          minus transfers to the Division(s).

The Fixed Dollar Cost Averaging (DCA) Account

You may elect to have Net Premiums allocated to a Fixed DCA Account. The Fixed DCA Account must be selected at the time of application and requires an initial minimum Net Premium of $1,000. You may select either a 6-month or a 12-month DCA Duration. The DCA Duration cannot be renewed or extended. During the DCA Duration, subsequent Net Premiums may be allocated to the Fixed DCA Account.

On the first Monthly Date after the 20th day following the Effective Date, and on each Monthly Date thereafter through the DCA Duration, a portion of the value in the Fixed DCA Account is transferred. If the Monthly Date is not a Business Day, the transfer occurs on the next Business Day. The transfers are allocated to the Divisions and/or to the Fixed Account according to Your Fixed DCA allocation instructions. The transfers do not count against any limitations on the number of free transfers.

On each Monthly Date, the amount of the transfer is (a) divided by (b) where

(a)  is the value of Your Fixed DCA Account (which includes Net Premiums and interest credited).

(b)  is the number of months remaining in the DCA Duration.

For example, if Your Fixed DCA Account has a value of $4,000 and four months remain in the DCA Duration, the transfer amount would be $1,000 ($4,000 / 4).

The credited interest rate on the Fixed DCA Account is generally higher than the rate on the Fixed Account. Net Premiums are credited at the interest rate in effect on the date the Net Premium is allocated to the Fixed DCA Account. The 6-month DCA Duration and the 12-month DCA Duration generally have different credited interest rates.

You may make unscheduled transfers from the Fixed DCA Account to Divisions and/or the Fixed Account. Transfers into the Fixed DCA Account are not permitted.

After the DCA Duration, Net Premiums may not be allocated to the Fixed DCA Account. If at the end of the DCA Duration Your premium allocation percentages include allocating a portion of Net Premiums to the Fixed DCA Account, that portion will be allocated to the Money Market Division until You give Us instructions otherwise.

CHARGES AND DEDUCTIONS

We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis, while others are deducted at the time a Policy is surrendered or terminated. These charges are intended to cover distribution expenses (commissions paid to registered representatives, printing of prospectuses and advertising), administrative expenses (processing applications; conducting medical examinations; determining insurability; establishing and maintaining records; processing death benefit claims and policy changes, reporting and overhead), and mortality expenses.

The amount of the charges in any Policy Year may not specifically correspond to the expenses for that year. We expect to recover Our total expenses over the life of the Policies. To the extent that the charges do not cover total expenses for a Policy Year, We bear the loss. Conversely, if the aggregate amount of the charges deducted is more than Our costs for a Policy Year, the excess is profit to the Company.

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Premium Expense Charge (Sales Charge and Taxes)

When We receive Your premium payment, We deduct a Premium Expense Charge. The sales charge is intended to pay Us for distribution and other expenses relating to sales of the Policy, including initial commissions paid to registered representatives, printing of prospectuses and sales literature, and advertising.

Deductions from premiums equal:

•          In Policy Year one, the current sales charge is 4.25% of premiums paid up to Target Premium and 0.00% of premiums paid in excess of Target Premium.  In Policy Years two and later, the sales charge is 3.00% of premiums paid up to Target Premium and 0.00% of premiums paid in excess of Target Premium.  The total sales charge is guaranteed not to exceed 5.00% of premiums paid.

•          plus 1.25% (of premiums paid) for federal taxes.

•          plus 2.00% (of premiums paid) for state and local taxes**.

**    The actual premium taxes We pay vary from state to state. The expense charge is based on the average tax rate We expect to pay nationwide, the premiums We receive from all states and other expense assumptions. Therefore, Policy Owners could end up paying a higher Premium Expense Charge than their state requires. We bear the risk that actual tax rates will be higher than the maximum charge reflected in the SUMMARY: FEE TABLES section.

The Target Premium is based on the gender, if applicable, age and tobacco status of the Insured (see APPENDIX C- TARGET PREMIUM RATES). The Target Premium is a calculated premium amount used to determine the Premium Expense Charge. The Target Premium is not a required premium.

Surrender Charge

A surrender charge is imposed upon full surrender of the Policy within ten years of the Policy Date or of a Face Amount increase. In addition, if You reinstate Your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge compensates Us for expenses relating to the sale of the Policy.

Surrender charges vary based on gender, age at issue or Adjustment, and number of Policy Years since issue or Adjustment. The charge applies only during the first ten Policy Years unless there is a Face Amount increase. A Face Amount increase has its own surrender charge period that begins on the Adjustment Date. The total surrender charge on the Policy is the sum of the surrender charges for the Face Amount at issue and each Face Amount increase. The surrender charge is not affected by any decrease in Face Amount or any change in Face Amount resulting from a change of death benefit options.

The surrender charge on an early surrender or Policy termination is significant. As a result, You should purchase a Policy only if You have the financial capacity to keep it in force for a substantial period of time.

The surrender charge is (a) multiplied by (b) multiplied by (c) where:

(a)  is the applicable rate from APPENDIX A.

(b)  is the Face Amount divided by 1,000.

(c)  is the applicable percentage from APPENDIX B.

Transfer Fee

Currently there is no charge for making an unscheduled Division transfer. However, We reserve the right to impose a transfer fee in the future of up to $25 on each unscheduled Division transfer after the first unscheduled Division transfer in a Policy Year. A transfer fee is intended to reimburse Us for Our additional Separate Account operation expenses related to multiple unscheduled Division transfers. Policy Owners will not be provided prior notice if We begin imposing the transfer fee; however, if imposed, the transfer fee will apply to all Policy Owners in a non-discriminatory fashion.

For purposes of applying the transfer fee for unscheduled Division transfers, We will count all unscheduled Division transfers that occur in any one Valuation Period as one transfer. However, allocations of premium payments will not be counted as unscheduled Division transfers.

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Illustration Fee

Currently there is no charge for requesting illustrations.  However, We reserve the right to impose an illustration fee in the future of up to $25 on each illustration after the first illustration in a Policy Year.  An illustration fee is intended to reimburse Us for the additional administrative effort of creating and providing projection numbers.

Monthly Policy Charge

The Monthly Policy Charge is made up of:

•          a charge for the cost of insurance;

•          an asset based charge;

•          a monthly administration charge;

•          a monthly policy issue charge; and

•          any charge for an optional insurance benefit added by rider(s).

On the Policy Date and each Monthly Date thereafter, We deduct the charge from Your Policy Value in the Divisions, Fixed Account and/or Fixed DCA Account (but not Your Loan Account). The deduction is made using Your current Monthly Policy Charge allocation percentages. Your allocation percentages may be:

•          the same as allocation percentages for premium payments;

•          determined on a Prorated Basis; or

•          determined by any other allocation method upon which We agree.

If You do not designate Monthly Policy Charge allocation percentages, the charge will be allocated the same as the allocation percentages for premium payments. For each Division, the Fixed Account and/or Fixed DCA Account, the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective once approved by us, as of the next Monthly Date. If We cannot follow Your instructions because of insufficient value in any Fixed Account, Fixed DCA Account and/or the Division, the Monthly Policy Charge is deducted on a Prorated Basis.

Cost of Insurance Charge

This charge compensates Us for providing insurance protection under the Policy. We base this charge on several factors including, but not limited to, (i) the Insured’s gender*, issue age, tobacco status, and risk classification, and (ii) Our expectations of future investment earnings, expenses, mortality, and persistency. The monthly cost of insurance rate ranges from a minimum of $0.01 per $1,000 Net Amount at Risk to a maximum of $83.33 per $1,000 Net Amount at Risk.

*     The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the Insured.

The monthly cost of insurance charge is (a) multiplied by (b) where:

(a)  is the cost of insurance rate (described below) divided by 1,000.

(b)  is the Net Amount at Risk.

Different cost of insurance rates may apply to Face Amount increases. The cost of insurance for the increase is based on the Insured’s gender*, issue age, duration since issue, tobacco status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the Insured’s gender*, Attained Age and risk classification at the time of the increase.

*     The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the Insured.

Entities and other persons buying Policies under a sponsored arrangement may apply for special underwriting. If special underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Special underwriting programs currently available include simplified issue underwriting and guaranteed issue underwriting. The cost of insurance rates for healthy individuals may be greater under special underwriting programs than for Policies subjected to full underwriting. Healthy individuals in a group will likely pay higher cost of insurance charges because they bear a portion of the cost of insuring the less healthy individuals in the group.

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The Net Amount at Risk is the difference between the death benefit and Policy Value (see GLOSSARY for exact formula). The lower the Policy Value, the higher the Net Amount at Risk thus higher cost of insurance charges. The Net Amount at Risk is affected by investment performance, policy loans, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial surrenders and Face Amount Adjustments.

Asset Based Charge

The asset based charge reimburses Us for expenses associated with the maintenance, accounting and recordkeeping of the Divisions of the Separate Account and the Fixed Account(s).

•          In the first ten Policy Years, each month We deduct an asset based charge of 0.0125% (equivalent to 0.15% annually) of the Net Policy Value.  After the tenth Policy Year, We currently do not collect an asset based charge.

We reserve the right to impose an asset based charge after the tenth Policy Year but guarantee that the maximum rate after the tenth Policy Year will not exceed 0.15% of the Net Policy Value annually.

Monthly Administration Charge

This charge reimburses Us for the costs of maintaining the Policy, including premium billing and collection, Policy Value calculation, processing claims and other similar matters.

•          Current charges. The current monthly administrative charge is $25.00 per month during the first Policy Year. After the first Policy Year, the administrative charge is $10.00 per month.

•          Maximum charges. In all Policy Years, the monthly administration charge is guaranteed not to exceed $25.00 per month.

Monthly Policy Issue Charge

This charge reimburses Us for the expenses associated with policy issue, including underwriting and setting up policy records. The monthly policy issue charge applies per $1,000 of Face Amount and varies by gender (if applicable), age, tobacco status, and risk classification; the charge ranges from a minimum of $0.04 to a maximum of $1.09 per $1,000 Face Amount. Currently, this charge is applied for fifteen years from policy issue or Face Amount increase; however, We reserve the right, after providing prior written notice to Policy Owners, to apply this charge in all years. Any Face Amount increase will have its own monthly policy issue charge.

Net Policy Loan Charge

The net policy loan charge is 1.50% of Loan Indebtedness in Policy Years 1-10 and 0.00% of Loan Indebtedness thereafter. See LOANS for more detail.

Optional Insurance Benefits Charges

Accelerated Benefits Rider

Currently there is no charge for this rider; however, if death proceeds are advanced pursuant to the rider, a lien is imposed on the Policy Value and death benefit in an amount equal to the advance plus interest charged during the advance period. Interest charged is at an annual rate of 5.50% in Policy Years 1-10 and 4.00% thereafter. Interest accrues daily and is added to the death benefit advance on the policy anniversary. We may, in the future, charge a one-time maximum administrative fee of $150.

Change of Insured Rider

There is no charge for this rider.

Cost of Living Increase Rider

There is no charge for this rider; however, when there is a cost of living increase to the policy Face Amount, the Monthly Policy Charge and surrender charge also will be increased proportionally.

Death Benefit Advance Rider

Currently there is no charge for this rider; however, if death proceeds are advanced pursuant to the rider, a lien is imposed on the Policy Value and the death benefit in an amount equal to the advance plus interest. Interest accrues daily at an annual rate guaranteed not to exceed 18% and is added to the death benefit advance on the policy anniversary. We may, in the future, charge an administrative fee of up to $150 for each death benefit advance.

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Death Benefit Guarantee Rider

There is no charge for the rider; however, the guarantee provided by the rider requires payment of certain minimum premium amounts that vary based on the individual characteristics of the Insured (age, gender, tobacco status, and risk classification).

Extended Coverage Rider

There is no charge for this rider.

Life Paid-Up Rider (Overloan Protection)

There is no charge for the rider unless the rider benefits commence. If the rider benefits commence, there is a one-time charge guaranteed not to exceed 7.5% of the Policy Value (for policies using the guideline premium test) and 13.5% of the Policy Value (for policies using the cash value accumulation test) that is taken from the Policy Value.

Return of Cost of Insurance Rider

There is no charge for this rider.

Salary Increase Rider

For  Insureds with a risk classification of standard or better, the charge for this rider is taken monthly at a monthly rate of $0.13 per $1,000 of rider benefit in excess of $30,000.

Surrender Value Enhancement Rider

The charge for this rider is an added sales charge of 3.00% (independent of the sales charge applicable to all Policies) applied in Policy Years 1-7 on premium paid in excess of Target Premium in Policy Years 1-7.

Waiver of Monthly Policy Charges Rider

For Insureds with a risk classification of standard or better, there is a monthly charge for this rider and it varies based on the Attained Age, risk classification and gender of the Insured. The monthly charge is guaranteed not to be less than $0.01 nor to exceed $0.51 per $1,000 Net Amount at Risk.

Waiver of Specified Premium Rider

For Insureds with a risk classification of standard or better, there is a monthly charge for this rider. It varies based on the Attained Age, risk classification and gender of the Insured. The monthly charge is guaranteed not to be less than $0.15 nor to exceed $0.94 per $100 of Planned Periodic Premium, respectively.

Underlying Mutual Fund Charges

The assets of each Division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees and operating expenses for a mutual fund are shown in the prospectus for the Underlying Mutual Fund.

GENERAL DESCRIPTION OF THE POLICY

The Contract

The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, data pages, copies of any supplemental applications, amendments, and endorsements which are mailed to You. No statement, unless made in an application, is used to void a Policy (or void an Adjustment in the case of an adjustment application). Only Our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

The Policy is an individual flexible premium variable universal life insurance policy. This prospectus describes all material provisions of the Policy. Your Policy’s provisions may differ from the description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in the state in which the Policy was issued. The specific variations from the information appearing in this prospectus which are required due to individual state requirements are contained in Your Policy, or in riders or endorsements attached to Your Policy. You should refer to Your Policy for these state specific features.

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Rights Under The Policy

Ownership

Unless changed, the Owner(s) is as named in the application. The Owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if:

•          the death proceeds are paid;

•          the maturity proceeds are paid;

•          the Policy is surrendered; or

•          the grace period ends without Our receiving the payment required to keep the Policy in force.

If an Owner dies before the Policy terminates, the surviving Owner(s), if any, succeeds to that person’s ownership interest, unless otherwise specified. If all Owners die before the Policy terminates, the Policy’s ownership interest passes to the Insured. With Our consent, You may specify a different arrangement for contingent ownership.

You may change Your ownership designation at any time. Your request must be in writing and approved by Us. After approval, the change is effective as of the date You signed the request for change. We reserve the right to require that You send Us the Policy so that We can record the change.

Beneficiary

If the Insured dies before the Policy Maturity Date, We pay death proceeds to Your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending Us a Written Request. Unless You have named an irrevocable beneficiary, You may change Your beneficiary designation by sending Us a Written Request. After approval, the change is effective as of the date You signed the request for change. We reserve the right to require that You send Us the Policy so that We can record the change.

If no beneficiary(ies) survives the Insured, the death proceeds are paid to the Owner(s) or the estate of the Owner(s) in equal percentages unless otherwise specified.

Assignment

You may assign Your Policy. Each assignment is subject to any payments made or action taken by the Company prior to Our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with Us at Our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with Us.

Policy Limitations

Division Transfers

After the initial allocation of premiums, You may transfer amounts between the Divisions and/or the Fixed Accounts. You must specify the dollar amount or whole percentage to transfer from each Division. The transfer is made, and the values determined as of the end of the Valuation Period in which We receive Your request. In states where allowed, We reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the Owner.

You may request an unscheduled transfer or set up scheduled transfers by:

•          sending a Written Request to Us;

•          calling Us at 1-800-247-9988 (if telephone privileges apply);

•          faxing Us at 1-515-235-9720; or

•          visiting www.principal.com (if internet privileges apply).

You may not make a transfer to the Fixed Account if:

•          a transfer has been made from the Fixed Account to a Division within six months; or

•          immediately after the transfer, the Fixed Account value would be more than $1,000,000 (without Our prior approval).

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Unscheduled Transfers. You may make unscheduled transfers from a Division to another Division or to the Fixed Account. The minimum transfer amount is the lesser of $100 or the value of Your Division.

We reserve the right to impose a transfer fee on each unscheduled transfer after the first unscheduled transfer in a Policy Year. For purposes of applying the transfer fee for unscheduled Division transfers, We will count all unscheduled Division transfers that occur in any one Valuation Period as one transfer. However, allocations of premium payments will not be counted as unscheduled Division transfers.

Scheduled Transfers. You may elect to have automatic transfers made out of one Division into one or more of the other Divisions and/or the Fixed Account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of Your money to investment options over a longer period of time. This allows You to reduce the risk of investing most of Your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.

Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$ 25.00	4
February	$100	$ 20.00	5
March	$100	$ 20.00	5
April	$100	$ 10.00	10
May	$100	$ 15.00	6
June	$100	$ 20.00	5
Total	$600	$ 110.00	35

In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.

•          The amount of the transfer is:

•          the dollar amount You select (the minimum is the lesser of $100 or the value of the Division); or

•          a percentage of the Division value as of the date You specify (other than the 29th, 30th or 31st).

•          You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly). If the selected date is not a Business Day, the transfer is completed on the next Business Day.

•          The value of the Division must be equal to or more than $2,500 when Your scheduled transfers begin.

•          Transfers continue until Your interest in the Division has a zero balance or We receive Notice to stop them.

•          We reserve the right to limit the number of Divisions from which simultaneous transfers are made. In no event will it ever be less than two.

Fixed Account Transfers

Transfers from Your investment in the Fixed Account to Your Division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and an unscheduled Fixed Account transfer in the same Policy Year.

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Unscheduled Transfers. You may make one unscheduled Fixed Account to Division(s) transfer within the 30-day period following the Policy Date and following each policy anniversary.

•          You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the Fixed Account value as of the most recent policy anniversary).

•          The minimum transfer amount must be at least $100 (or the entire value of Your Fixed Account if less).

•          If Your Fixed Account value is less than $1,000, You may transfer up to 100% of Your Fixed Account.

•          There is no charge for the transfer(s).

Scheduled Transfers. You may make scheduled transfers on a monthly basis from the Fixed Account to Your Division(s) without an additional charge as follows:

•          The value of Your Fixed Account must be equal to or more than $2,500 when Your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.

•          The amount of the transfer is:

•          the dollar amount You select (minimum of $50); or

•          a percentage of the Fixed Account value (the maximum amount of the transfer is 2% of the Fixed Account value as of the specified date) as of the date You specify which may be:

•          the later of the Policy Date or most recent policy anniversary date; or

•          the date the Company receives Your request.

•          Transfers occur on a date You specify (other than the 29th, 30th or 31st of any month).

•          If the specified date is not a Business Day, the transfer is completed on the next Business Day.

Scheduled transfers continue until Your value in the Fixed Account has a zero balance or We receive Your Notice to stop them. If You stop the transfers, You may not start them again until six months after the last scheduled transfer. You may change the amount of the transfer once each Policy Year by:

•          sending Us a Written Request;

•          calling Us at 1-800-247-9988 (if telephone privileges apply); or

•          visiting www.principal.com (if internet privileges apply).

As transfers are made on a monthly basis, a change in the amount of transfer is effective with the scheduled transfer after Our receipt of Notice of the change.

Automatic Portfolio Rebalancing (APR)

APR allows You to maintain a specific percentage of Your Policy Value in the Divisions over time.

Example:    You may choose to rebalance so that 50% of Your Policy Values are in the Money Market Division and 50% in the SmallCap Value I Division. At the end of the specified period, market changes may have caused 60% of Your value to be in the Money Market Division and 40% in the SmallCap Value I Division. By rebalancing, Units from the Money Market Division are sold and the proceeds are used to purchase Units in the SmallCap Value I Division so that 50% of the Policy Values are once again invested in each Division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:

•          do not begin until the later of expiration of the examination offer period or the DCA Duration, if applicable;

•          are done without charge;

•          may be done on the frequency You specify:

•          quarterly (on a calendar year or Policy Year basis); or

•          semiannual or annual (on a Policy Year basis).

•          may be done by:

•          calling Us at 1-800-247-9988 (if telephone privileges apply);

•          mailing Us Your Written Request;

•          faxing Us at 1-515-235-9720; or

•          visiting www.principal.com (if internet privileges apply).

•          are made at the end of the next Valuation Period after We receive Your instruction;

•          are not available for values in the Fixed Account; and

•          are not available if You have scheduled transfers from the same Divisions.

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Optional Insurance Benefits

Subject to certain conditions, You may add one or more additional insurance benefits to Your Policy. Detailed information concerning additional insurance benefits may be obtained from a registered representative or Our home office. Not all optional insurance benefits are available in all states. Some provisions may vary from state to state. The cost, if any, of an additional insurance benefit is deducted from Your Policy Value. See SUMMARY: FEE TABLES for maximum charges.

Accelerated Benefits Rider

If the Death Benefit Advance Rider is not available to You, We will automatically add this rider to Your Policy at issue. This rider allows You to request an advance of a portion of the death benefit if the Insured becomes terminally ill. Up to 75% of the Face Amount, minus any outstanding Loan Indebtedness and previously paid accelerated benefit, may be requested, up to a maximum of $1,000,000, provided that the Insured has been diagnosed as terminally ill and has a life expectancy of less than 12 months. (The definition of terminal illness may be different in some states.) A lien is placed against the Policy Value and death benefit in an amount equal to the death benefit advance plus interest charged during the advance period. Interest charged on the advance will not exceed 5.50% annually. Interest will accrue daily on the advance at the annual interest rate. Accrued interest is added to the death benefit advance on the policy anniversary and will bear interest. The death proceeds payable upon the death of the Insured will be reduced by the amount of the lien. In addition, We may, in the future, charge a one-time maximum administrative fee of $150. Receipt of a death benefit advance may be taxable. Before You make a claim for a death benefit advance, You should seek assistance from Your personal tax advisor.

Change of Insured Rider

This rider is available on business owned Policies only and allows the business to change the Insured when an employee leaves employment or ownership of the business changes. This rider may be added at any time prior to the proposed Insured’s Attained Age 69. Until the effective date of the change of Insured, coverage remains in effect on the life of the prior Insured. We must receive satisfactory evidence of insurability (according to Our underwriting guidelines then in effect) for the newly named Insured. Future cost of insurance rates are based on the gender, issue age, tobacco status, and risk classification of the newly named Insured. The death proceeds are paid when the newly named Insured dies. There is no charge for this rider.

Cost of Living Increase Rider

This rider provides increases in the Face Amount every three years, to the Insured’s age 55, without requiring evidence of insurability. This rider is added automatically to all Policies with a risk classification of standard or better where the Insured’s issue age is 52 or under, unless You elect the Salary Increase Rider. There is no charge for adding this rider; however, when there is a cost of living increase, the Monthly Policy Charge and surrender charge will be higher.

Death Benefit Advance Rider

This rider allows You to receive an advance of a portion of the death benefit if the Insured incurs a qualifying event which means being diagnosed with a terminal illness or catastrophic health condition (as defined in the rider) or being permanently confined to a nursing home. (One or more qualifying event definitions may be different in some states.)  Subject to state availability, this rider is added automatically to all Policies issued with a risk classification of standard or better and not part of a special underwriting program. The maximum amount available is based on the death benefit as of the date the claim is approved. A lien is placed against the Policy Value and death benefit in an amount equal to the death benefit advance plus interest charged during the advance period. Interest charged on the advance will not exceed 18% annually of death proceeds advanced. Interest will accrue daily on the advance at the annual interest rate. Accrued interest is added to the death benefit advance on the policy anniversary and will bear interest at the same rate charged for a policy loan. The death proceeds payable upon the death of the Insured will be reduced by any Loan Indebtedness and the amount of the lien. In addition, We may, in the future, charge an administrative fee of up to $150 for each death benefit advance. Receipt of a death benefit advance may be taxable. Before You make a claim for a death benefit advance, You should seek assistance from Your personal tax advisor.

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Death Benefit Guarantee Rider

This rider provides that Your Policy will not lapse before the Insured attains a specified age if premiums paid equal or exceed the Death Benefit Guarantee Premium Requirement. This rider is automatically made a part of the Policy at issue as long as the premium (planned or paid) is equal to or greater than the annual Death Benefit Guarantee Premium Requirement. The level of premium (planned or paid) at issue determines whether the no-lapse guarantee is extended to the Insured’s Attained Age 65, Attained Age 85 or Attained Age 100. An illustration (available at no charge from Your registered representative or Our home office) will provide the Death Benefit Guarantee Premium Requirement applicable to Your Policy. The Death Benefit Guarantee Premium Requirement is described in PREMIUMS - Premiums Affecting Guarantee Provisions.

If on any Monthly Date, the death benefit guarantee premium is not met, We send You a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in Our home office before the expiration of the 61 days (which begins when the notice is mailed), the death benefit guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated (except in states where reinstatement is required).

The rider may not be added after the Policy has been issued. There is no charge to purchase this rider; however, sufficient premiums are required to be paid in order for the rider benefits to apply.

Extended Coverage Rider

This rider extends the Policy beyond the Policy Maturity Date as long as the Policy is still in force and the Insured is living on the Policy Maturity Date. The Policy will then terminate upon the Insured’s death. No Monthly Policy Charges are deducted after the Policy Maturity Date. No additional premium payments are allowed, Adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All Division and Fixed Account values will be transferred to the Money Market Division and no further transfers are allowed. However, Your right to take partial surrenders and loans is not restricted. This rider is added automatically to all Policies when issued. You may choose not to extend the Policy Maturity Date by requesting the rider not be attached to Your Policy. There is no charge for this rider.

Life Paid-Up Rider (Overloan Protection)

Under certain circumstances, this rider can guarantee the Policy will not lapse when there is large Loan Indebtedness by converting the Policy to paid-up life insurance. The rider benefit will begin on any Monthly Date the following conditions are satisfied:

•          the Loan Indebtedness is at least 92% of the Surrender Value;

•          there is sufficient Net Surrender Value to cover the one-time rider charge;

•          the Insured’s Attained Age is 75 years or older;

•          the Policy has been in force for at least 15 Policy Years; and

•          premiums paid have been surrendered.

For Policies issued with the cash value accumulation test, We reserve the right to begin the rider benefit when the Loan Indebtedness is at least 86% of the Surrender Value and all other conditions are satisfied.  The amount of Loan Indebtedness is stated in the annual policy statement You receive each Policy Year.

Once the rider benefit begins:

•          All values in the Divisions are immediately transferred to the Fixed Account where they will earn interest.

•          No further Monthly Policy Charges are deducted for the remaining paid-up death benefit.

•          No new premium payments, Face Amount adjustments, partial surrenders or loans are allowed.

•          If death benefit option 2 or 3 is in effect, Your death benefit option will change to death benefit option 1 and You may no longer change the death benefit option.

•          Your Loan Indebtedness remains and interest will continue to accrue on the Loan Indebtedness. However, loan payments can be submitted.

•          All optional riders, except the extended coverage rider, will automatically be terminated.

There is a one-time charge taken from the Policy Value on the date the rider benefit begins.  We will send You new data pages reflecting the change.  You have the right to reject this change by giving Us Notice.  The rider may be elected at any time prior to the Policy Maturity Date.

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The Internal Revenue Service has not taken a position on the Life Paid-Up rider. You should consult Your tax advisor regarding this rider.

Return of Cost of Insurance Rider

This rider provides for the return of the cost of insurance charges. The returned charges are credited to the Policy Value annually on the policy anniversary in equal amounts over a period of five years. The total amount credited is the sum of the cost of insurance charges for the Face Amount paid up to the time this benefit begins. The benefits begin as of the later of the last day of the 15th Policy Year or the last day of the Insured’s Attained Age 59 Policy Year. The benefit is applied according to the premium allocation instructions in effect at that time. If the policy terminates for any reason or becomes paid-up due to the Life Paid-Up Rider, any benefit not credited is forfeited. This rider is added automatically to all Policies. There is no charge for this rider.

Salary Increase Rider

This rider is available on business owned or business sponsored Policies only and provides increases in the Face Amount, up to the rider benefit amount, based on salary adjustments without requiring evidence of insurability. The rider benefit amount is any amount You select subject to the then current underwriting guidelines. For Insureds with a risk classification of standard or better, the charge for this rider is taken at a monthly rate of $0.13 per $1,000 of rider benefit in excess of $30,000. When exercised, the Monthly Policy Charge and surrender charge will be increased to cover the costs and charges for any increase in the Face Amount made under this rider. The rider may be elected at any time prior to issue and if elected, the Cost of Living Increase Rider is not available. If You elect this rider, We will not add the Cost of Living Increase Rider to Your Policy.

Surrender Value Enhancement Rider

This rider provides for a waiver of a portion of the surrender charges for a limited time.  If You fully surrender Your Policy within the first seven Policy Years, We will reduce the amount of surrender charge We collect; provided, however, that the full policy surrender is not related to a replacement or exchange.  In addition, We may provide an additional amount that is equivalent to a stated percentage of the sum of premiums received less partial surrenders since issue.   The additional amount varies by age, gender and risk class of the Insured.  The rider is only available for Policies issued for business cases and approved premium finance cases.  Premium financing involves the lending of money, typically by a third party finance entity, to cover the cost of an insurance premium.  Policies with the rider must be sufficiently funded as defined in Our then current underwriting guidelines.  The rider may not be added after the Policy has been issued.  The use of this rider disqualifies the use of the Cost of Living Increase Rider and the Salary Increase Rider.  If the Policy is issued with the rider, an additional sales charge (independent of the sales charge applicable to all Policies) is imposed on premium paid in excess of Target Premium in the first seven Policy Years.  Contact your registered representative to see if this rider is available for Your Policy.

Waiver of Monthly Policy Charges Rider

This rider pays the Monthly Policy Charges of the Policy if the Insured becomes disabled (as described in the rider) and loses his/her ability to earn an income. Our approval, under Our then current underwriting guidelines, is required to add this rider. The rider may be added at any time that the Insured’s Attained Age is not greater than 59. There is a charge for this rider and the charge varies based on the Attained Age, risk classification and gender of the Insured. You may obtain more information about the charge that would apply to You by contacting Your registered representative or by phoning 1-800-247-9988 and requesting a personalized illustration.

Waiver of Specified Premium Rider

This rider pays the Planned Periodic Premium on the Policy if the Insured becomes disabled (as described in the rider) and loses his/her ability to earn an income. Our approval, under Our then current underwriting guidelines, is required to add this rider. The rider may be added at any time that the Insured’s Attained Age is not greater than 59. There is a charge for this rider and the charge varies based on the Attained Age, risk classification and gender of the Insured. You may obtain more information about the charge that would apply to You by contacting Your registered representative or by phoning 1-800-247-9988 and requesting a personalized illustration.

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Reservation of Rights

We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, We cannot make any guarantee regarding the future tax treatment of any Policy.

We reserve the right to modify or endorse the Policy in order to maintain compliance with applicable laws and regulations.

We also reserve the right to amend or terminate the special plans described in this prospectus; for example, preauthorized premium payments. You would be notified of any such action to the extent required by law.

Right to Exchange

During the first 24 months after the Effective Date (except during a grace period), You have the right to make an irrevocable, one-time election to transfer all of Your Division and Fixed DCA Account values to the Fixed Account. No charge is imposed on this transfer. The Policy Value immediately after the transfer will be the same as immediately before the transfer. From the exchange date forward, the Policy Value will no longer be affected by the investment performance of the Divisions.

Your request must be in writing and be signed by the Owner(s). The request must be postmarked or delivered to Our home office before the end of the 24-month period. The transfer is effective when We receive Your Written Request.

In states where required, during the first 24 months after the Effective Date (except during a grace period), the Policy can be exchanged for a new permanent fixed benefit life insurance policy that We make available that is not term or variable insurance, subject to specified conditions.

Suicide

Death proceeds are not paid if the Insured dies by suicide, while sane or insane, within two years of the Policy Date (or two years from the date of Face Amount increase with respect to such increase). In the event of the suicide of the Insured within two years of the Policy Date, Our only liability is a refund of premiums paid, without interest, minus any Loan Indebtedness and partial surrenders. In the event of suicide within two years of a Face Amount increase, Our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies).  The length of the suicide period may vary in some states.

Delay of Payments or Transfers

Payment due to exercise of Your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a Division are generally made within five days after We receive Your instructions in a form acceptable to Us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a Division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.

The right to sell shares may be suspended during any period when:

•          trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or

•          an emergency exists, as determined by the SEC, as a result of which:

•          disposal by a fund of securities owned by it is not reasonably practicable;

•          it is not reasonably practicable for a fund to fairly determine the value of its net assets; or

•          the SEC permits suspension for the protection of security holders.

If a payment or transfer is delayed and Your instruction is not canceled by Your written Notice the transaction will occur on the first Business Day following the expiration of the permitted delay. The transaction is generally made within five days thereafter.

In addition, We reserve the right to defer payment of that portion of Your Policy Value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 Business Days) to allow the check to clear the banking system.

We may defer payment of proceeds payable out of the Fixed Account and/or Fixed DCA Account for a period of up to six months.

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PREMIUMS

Payment of Premiums

The amount and frequency of Your premium payments affects the Policy Value, the Net Surrender Value and how long the Policy remains in force. Generally, the higher the Face Amount the higher the premium should be. You must pay premiums to Us at Our home office, Principal National Life Insurance Company, 801 Grand (IDPC), Des Moines, Iowa 50306-0431.

You may make unscheduled premium payments and/or Planned Periodic Premiums. Planned Periodic Premiums are premiums in the amount and on the frequency You plan to pay. You may set up monthly preauthorized withdrawals to allow Us to automatically deduct premium payments from Your checking or other financial institution account. We send premium reminder notices if You establish an annual, semiannual or quarterly planned payment schedule.

Premiums Affecting Guarantee Provisions

No-Lapse Guarantee

Your initial premium must be at least the No-Lapse Guarantee Monthly Premium. After the initial premium, You may determine the amount and timing of subsequent premium payments (with certain restrictions); however, We recommend You continue to pay at least the No-Lapse Guarantee Monthly Premium. By meeting the No-Lapse Guarantee Monthly Premium requirement, Your Policy is guaranteed not to terminate during the first ten Policy Years even if the Net Surrender Value is insufficient to cover the Monthly Policy Charge.

The no-lapse guarantee monthly premium is ((a) times (b)) divided by (c) where:

(a)  is the Face Amount divided by 1,000.

(b)  is the No-Lapse Guarantee Monthly Premium rate.

(c)  is 12.

The No-Lapse Guarantee Monthly Premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:

(a)  is the sum of premiums paid.

(b)  is the sum of all Loan Indebtedness and partial surrenders.

(c)  is the sum of the no-lapse guarantee monthly premiums since the Policy Date to the most recent Monthly Date.

If the no-lapse premium requirement is not met and the Net Surrender Value is insufficient to cover the Monthly Policy Charge, the Policy may terminate in the first ten Policy Years.

The No-Lapse Guarantee Monthly Premium rate is per $1,000 of Face Amount and may vary by issue age, risk classification, gender* and tobacco status. The no-lapse guarantee monthly premium is shown on Your Policy.

*     For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the premiums are not based on the gender of the Insured.

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Death Benefit Guarantee

If the Death Benefit Guarantee Rider is made a part of Your Policy and You pay at least the Death Benefit Guarantee Premium Requirement, the death benefit guarantee period may last longer than the ten year period provided by the no-lapse guarantee provision. You choose whether You want the no-lapse guarantee period to extend to the Insured’s Attained Age 65, Attained Age 85 or Attained Age 100. Generally, a longer death benefit guarantee period will have a higher premium requirement.

The death benefit guarantee monthly premium is ((a) times (b)) divided by (c) where:

(a)  is the Face Amount divided by 1,000.

(b)  is the death benefit guarantee premium rate.

(c)  is 12.

Example If the Face Amount is $250,000 with Death Benefit Option 2 and the Insured is a 40-year old male with a risk classification of preferred non-tobacco:
	Premium Rate	Death Benefit Guarantee Monthly Premium
Death Benefit Guarantee to Attained Age 65	$12.57	$261.88
Death Benefit Guarantee to Attained Age 85	$21.04	$438.34
Death Benefit Guarantee to Attained Age 100	$26.82	$558.75

You choose the death benefit guarantee period based on Your scheduled premium payments. The Death Benefit Guarantee Premium Requirement is met if ((a) minus (b)) is greater than or equal to (c) where:

(a)  is the sum of premiums paid.

(b)  is the sum of all Loan Indebtedness and partial surrenders.

(c)  is the sum of the death benefit guarantee monthly premiums since the Policy Date to the most recent Monthly Date.

If the Death Benefit Guarantee Premium Requirement is not met, the Death Benefit Guarantee Rider will terminate.

The death benefit guarantee premium rate is per $1,000 of Face Amount and may vary by issue age, risk classification, gender* and tobacco status. The death benefit guarantee monthly premium is shown on Your Policy.

*    For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the premiums are not based on the gender of the Insured.

Premium Limitations

In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If You make a premium payment that would result in total premiums exceeding the maximum limitation, We only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

If any premium payment increases the Policy’s death benefit by more than it increases the Policy Value, We reserve the right to refund all or part of the premium payment.  This can occur when Your Policy’s death benefit is equal to the minimum death benefit as described in DEATH BENEFITS AND POLICY VALUES – IRS Definition of Life Insurance,  If all or part of the premium payment is not refunded, We may require satisfactory evidence of insurability.

The minimum initial premium required is the monthly No-Lapse Guarantee Monthly Premium. There is no minimum amount requirement for subsequent premiums; however, insufficient premium payments may cause the policy to lapse as described above in POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse).

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Allocation of Premiums

Your initial Net Premium (and other Net Premiums We receive prior to and on the Effective Date through twenty days after the Effective Date) is allocated to the Money Market Division at the end of the Business Day We receive the premium. Twenty-one days after the Effective Date, the money is reallocated to the Divisions, Fixed Account and/or Fixed DCA Account according to Your instructions. If the twenty-first day is not a Business Day, the transfer will occur on the first Business Day following the twenty-first day from the Effective Date. This transfer will not be subject to any fees, nor will it be deemed a transfer for purposes of identifying market timing activity.

Example:    The Effective Date of Your Policy is February 1st. Your Net Premium is allocated to the Money Market Division at the end of the Valuation Period We receive the premium. At the close of business on February 21st, the Net Premium is reallocated to the Divisions, Fixed Account and/or Fixed DCA Account that You selected.

Net Premium payments received after the twenty-day period are allocated to the Divisions, the Fixed Account and/or Fixed DCA Account according to Your premium allocation instructions. For each Division, Fixed Account and Fixed DCA Account, the allocation percentage must be zero or a whole number. The total of all allocation percentages must equal 100. Net Premium payments are allocated as of the Valuation Period in which they are received.

At any time, You may change the percentage allocation for future premium payments by:

•          sending a Written Request to Us;

•          calling Us at 1-800-247-9988 (if telephone privileges apply); or

•          visiting www.principal.com (if internet privileges apply).

The allocation changes are effective at the end of the Valuation Period in which Your new instructions are received.

NOTE:  We reserve the right to keep the initial premium payment in the Money Market Division longer than 20 days to correspond to the examination offer periods of a particular state’s replacement requirements.

Division Valuation

There is no guaranteed minimum Division value. Its value reflects the investment experience of the Division. It is possible that the investment performance could cause a loss of the entire amount allocated to the Division. Without additional premium payments or a Death Benefit Guarantee Rider, it is possible that no death benefit would be paid upon the Insured’s death.

At the end of any Valuation Period, Your value in a Division is:

•          the number of Units You have in the Division

•          multiplied by the value of a Unit in the Division.

The number of Units is the total of Units purchased by allocations to the Division from:

•          Your initial premium payment (less Premium Expense Charges);

•          plus subsequent premium payments (less Premium Expense Charges);

•          plus transfers from another Division, the Fixed Account or the Fixed DCA Account minus Units sold:

•          for partial surrenders from the Division;

•          as part of a transfer to another Division, the Fixed Account or the Loan Account; and

•          to pay Monthly Policy Charges and any transaction fees.

We calculate unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate unit values on these recognized holidays: New Year’s Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President’s Day; Christmas; Good Friday, Memorial Day and Independence Day. In addition, We do not calculate unit values if an emergency exists making disposal or valuation of securities held in the Underlying Mutual Funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders.

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To calculate the unit value of a Division, the unit value from the previous Business Day is multiplied by the Division’s net investment factor for the current Valuation Period. The number of Units does not change due to a change in unit value.

The net investment factor measures the performance of each Division. The net investment factor for a Valuation Period is calculated as follows:

[{the share price of the Underlying Mutual Fund at the end of the valuation period before that day’s transactions

plus

the per share amount of the dividend (or other distribution) made by the mutual fund during the Valuation Period}

divided by

the share price of the Underlying Mutual Fund at the end of the previous Valuation Period after that day’s transactions].

When an investment owned by an Underlying Mutual Fund pays a dividend, the dividend increases the net asset value of a share of the Underlying Mutual Fund as of the date the dividend is recorded. As the net asset value of a share of an Underlying Mutual Fund increases, the Unit value of the corresponding Division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of Units You own in the Division.

DEATH BENEFITS AND POLICY VALUES

Death Proceeds

If coverage is in effect and the Insured dies before the Policy Maturity Date, We pay death proceeds upon Our receipt of:

Proof of the death of the Insured (typically, a death certificate) and

A completed and signed Beneficiary’s Statement (Claim Form):

•          If the beneficiary is a trust, the Claim Form must be signed by the trustee(s) and We must also receive a copy of the Trust Agreement and/or Our Trustee Certification form.

•          If the beneficiary is a corporation or other entity, the Claim Form must be signed by a corporate officer and We must also receive proof of that person’s signing authority (e.g., a copy of the Article of Incorporation or By-Laws indicating the authority of the office and a current Board resolution naming the officer(s) authorized to sign on behalf of the entity) and a Certificate of Good Standing or Certificate of Existence provided by the state where the entity was incorporated or otherwise created.

Payment of the death proceeds will be made within seven Business Days of receipt of the required documentation. We pay death proceeds first to the assignee, if any, in a lump sum. We pay the remainder to Your named beneficiary(ies) as described below. If no beneficiary(ies) survives the Insured, We will pay the death proceeds to the Owner or the Owner’s estate unless You have given Us written Notice otherwise.

We will pay death proceeds according to the benefit payment option (shown below) that You have chosen. If You do not select a benefit payment option, Your named beneficiary(ies) may each choose to receive payment in a lump sum or according to a benefit payment option. If Your beneficiary(ies) does not choose a benefit payment option, We will pay the death proceeds in a lump sum.

The death proceeds are calculated as of the date of the Insured’s date of death and include:

•          the death benefit described below in DEATH BENEFITS AND POLICY VALUES — Death Benefit Options;

•          minus Loan Indebtedness;

•          minus any overdue Monthly Policy Charges if the Insured died during a grace period;

•          plus interest on the death proceeds as required by state law.

We pay interest on death proceeds as required by law.

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Benefit Payment Instructions

While the Insured is alive, You may give Us instructions for payment of death proceeds under one of the fixed benefit payment options shown below. If We have not received written benefit payment instructions from You prior to the Insured’s death, each of Your beneficiaries may select either a lump sum distribution or one of the benefit payment options shown below. You may change Your benefit payment instructions by sending Us written Notice. If You change Your beneficiary(ies) designation, Your prior benefit payment instructions are automatically revoked.

Benefit Payment Options

•          Customized Benefit Arrangement

We will make benefit payments based on arrangements You have requested and We have agreed to in writing; e.g., equal payments made over a specified period of time; joint and survivor life income with a reduced survivor benefit, etc.

•          Life Income

We will make benefit payments for a person’s lifetime; payments stop after the death of that person. It is possible that We would make no payments if the person were to die before the first payment was due.

•          Life Income with Period Certain

We will make benefit payments for the longer of a person’s lifetime or a guaranteed period that You specify (must be between 5 to 30 years). If the person dies before all of the guaranteed payments have been made, We will continue to make the guaranteed payments to the person(s) You or Your beneficiary designate until the end of the guaranteed period.

•          Joint and Survivor Life Income

We will make benefit payments for the longer of the lifetimes of two named people. Payments stop upon the death of the survivor of the two persons. It is possible that We would make no payments if both persons were to die before the first payment was due.

•          Joint and Survivor Life Income with Period Certain

We will make benefit payments for the longer of the lifetimes of two named people or a guaranteed payment period that You specify (must be between 5 to 30 years). If both people die before all of the guaranteed payments have been made, We will continue to make the guaranteed payments to the person(s) You or Your beneficiary designates until the end of the guaranteed period.

These benefit payment options are also available if the Policy matures or is surrendered.

Death Benefit Options

The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The three death benefit options available are:

•          Death Benefit Option 1 – the death benefit equals the greater of:

•          the Face Amount; or

•          the amount found by multiplying the Policy Value by the applicable percentage*.

•          Death Benefit Option 2 – the death benefit equals the greater of:

•          the Face Amount plus the Policy Value; or

•          the amount found by multiplying the Policy Value by the applicable percentage*.

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•          Death Benefit Option 3 – the death benefit equals the greater of:

•          the Face Amount plus the greater of a) premiums paid less partial surrenders or b) zero; or

•          the amount found by multiplying the Policy Value by the applicable percentage*.

*     The applicable percentage tables are in APPENDIX D and are based on Our interpretation of Section 7702 of the Internal Revenue Code as set forth below. The table which applies to Your Policy is determined by Your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

Example:    The following assumptions are made to demonstrate the use of the Tables found in APPENDIX D.

Death Benefit Option: 1

Face Amount: $250,000

Policy Value: $150,000

Definition of Life Insurance Test: Guideline Premium/Cash Value Corridor Test Attained Age: 40

Risk Class: Preferred Non-Tobacco

Applicable Percentage:  250%

Death Benefit = $375,000 ($150,000 x 250%)

If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be 399.00% (assuming the Insured is a male) and the death benefit would be $598,500.

Change in Death Benefit Option

You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per Policy Year. Your request must be made in writing and approved by Us. The effective date of the change will be the Monthly Date that coincides with, or next follows, Our approval. If the death benefit option change involves a Face Amount decrease, You may elect to keep the current Face Amount, subject to underwriting review and approval.

The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the Face Amount so that the death benefit immediately after the change equals the death benefit before the change.

Changing from Death Benefit Option 1 to Death Benefit Option 2

We will decrease the Face Amount. The amount of the decrease is equal to the Policy Value on the effective date of the change. If there have been increases in the Face Amount, the decrease of Face Amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, therefore increasing the Company’s risk, We may require proof of insurability. In addition, cost of insurance charges will likely increase.

Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,000,000	$50,000
after the change	after the change	after the change
$950,000 ($1,000,000 - $50,000)	$1,000,000 ($950,000+$50,000)	$50,000

Changing from Death Benefit Option 2 to Death Benefit Option 1

We will increase the Face Amount. The amount of the increase is equal to the Policy Value on the effective date of the change. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease.

Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,050,000 ($1,000,000 + $50,000)	$50,000
after the change	after the change	after the change
$1,050,000 ($1,000,000 + $50,000)	$1,050,000	$50,000

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Changing from Death Benefit Option 3 to Death Benefit Option 1

We will increase the Face Amount. The amount of the increase is equal to the amount by which the total premiums paid exceed total partial surrenders as of the effective date of the change. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are $10,000.

Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$50,000
after the change	after the change	after the change
$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$1,020,000	$50,000

Changing from Death Benefit Option 3 to Death Benefit Option 2

We will either increase or decrease the Face Amount by subtracting the Policy Value from the greater of a) premiums paid less partial surrenders and b) zero. Because the death benefit can continue to increase under Death Benefit Option 2, therefore, increasing the Company’s risk, We may require proof of insurability. In addition, cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000.

Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,020,000 ($1,000,000 + ($30,000 - $10,000))	$50,000
after the change	after the change	after the change
$970,000 ($1,000,000 + ($30,000 - $10,000) - $50,000)	$1,020,000 ($970,000 + $50,000)	$50,000

IRS Definition of Life Insurance

The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen on the application. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.

The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on Policy Values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any Adjustment to the Policy.

If at any time a premium is paid which would result in total premiums exceeding the current guideline premium limits, We accept only that portion of the premium which would make the total premiums equal the guideline premium limits.

The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of Policy Values that can accumulate relative to the death benefit.

To satisfy either test, the ratio of the death benefit to the Policy Value must be at least as great as the applicable percentage shown in APPENDIX D. As the Policy Value increases, the minimum death benefit may be required to increase. Because the cost of insurance You pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.

As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally has:

•          smaller applicable percentages

•          lower minimum death benefit

•          lower cost of insurance charges

•          better Policy Value growth.

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The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better Policy Value growth.

This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help You determine which test meets Your objectives. An illustration may be obtained from Your registered representative or by calling 1-800- 247-9988.

The table below demonstrates the minimum death benefit based on the test chosen.

The example below is based on the following:

•          The Insured is a male with an Attained Age of 40 at the time the Policy was issued. He dies at the beginning of the sixth Policy Year (Attained Age 45).

•          Face Amount is $100,000.

•          Death Benefit Option 1

•          Policy Value at the date of death is $25,000.

•          The minimum death benefit under the guideline premium/cash value corridor test is $53,750 (assuming an applicable percentage of 215% x Policy Value).

•          The minimum death benefit under the cash value accumulation test is $84,172.50 (assuming an applicable percentage of 336.69%).

	The death benefit payable is the larger of these two amounts
	Face amount	Minimum death benefit	Net amount at risk used in calculating the cost of insurance charge
Guideline Premium/Cash Value Corridor Test	$100,000	$53,750	$74,753.98
Cash Value Accumulation Test	$100,000	$84,172.50	$74,753.98

Here’s the same example, but with a Policy Value of $75,000. Because the Policy Value has increased, the minimum death benefit is now:

•          $161,250 for the guideline premium/cash value corridor test.

•          $252,517.50 for the cash value accumulation test.

	The death benefit payable is the larger of these two amounts
	Face amount	Minimum death benefit	Net amount at risk used in calculating the cost of insurance charge
Guideline Premium/Cash Value Corridor Test	$100,000	$161,250	$ 85,853.29
Cash Value Accumulation Test	$100,000	$252,517.50	$176,896.26

Keep in mind that cost of insurance charges, which affect Your Policy’s value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the Net Amount at Risk. As the Net Amount at Risk increases, the cost of insurance increases. Policy Value also varies depending on the performance of the investment options in Your Policy.

All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in Face Amount may be required, if the transaction would cause a refund of premium and/or distribution of the Policy Value in order to maintain compliance with the Section 7702 limits.

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Maturity Proceeds

The Policy Maturity Date is the policy anniversary where the Insured’s Attained Age is 121. If the Insured is living on the Policy Maturity Date, the Policy is in force and You do not want the Policy Maturity Date extended by the Extended Coverage Rider, maturity proceeds equal to the Net Surrender Value are paid. If the Extended Coverage Rider is attached but You wish to receive the maturity proceeds at the Policy’s maturity and avoid conversion to Death Benefit Option 1, You must send Notice to Our home office.

The maturity proceeds are paid either as a cash lump sum on the Policy Maturity Date or under the benefit payment option You have selected. Only if the Extended Coverage Rider is present on the Policy will the Policy Maturity Date automatically be extended to the date of the Insured’s death (as explained in GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits).

Adjustment Options

Increase in Face Amount

You may request an increase at any time provided that the Policy is not in a grace period and Monthly Policy Charges are not being waived under a rider. The minimum increase in Face Amount is $50,000 ($10,000 for special underwriting programs). A Face Amount increase request made in the first 10 Policy Years will increase the No-Lapse Guarantee Monthly Premium for the remainder of the 10 years.

The request must be made on an adjustment application. The application must be signed by the Owner(s) and the Insured. If Your request is not approved, no changes are made to Your Policy.

We will approve Your request if:

•          the Insured is alive at the time of Your request; and

•          the Attained Age meets Our then current underwriting requirements; and

•          We receive evidence satisfactory to Us that the Insured is insurable under Our underwriting guidelines in place at the time of Your request.

The increase in Face Amount is in a risk classification determined by Us. The Adjustment is effective on the Monthly Date on or next following Our approval of Your request.

If You want insurance coverage to start at the time the adjustment application is submitted, an “adjustment premium” payment must be sent with the completed application. The amount of the adjustment premium is based on the Face Amount of the Policy, issue age, gender and tobacco status. This amount is shown on the policy illustration provided to You by Your registered representative. If this amount is submitted with the application, an adjustment premium conditional receipt will be given to You. The receipt acknowledges the adjustment premium payment and details any interim conditional insurance coverage.

Any adjustment premium payment made in connection with the adjustment application is held in Our General Account without interest (for a period of up to 60 days) while We complete underwriting for the Adjustment. If We approve the Adjustment, on the effective date of the Adjustment, the amount of the adjustment premium payment being held minus the Premium Expense Charge is moved to the Divisions, Fixed Account and/or Fixed DCA Accounts according to Your then current premium allocation percentages.

The cost of insurance charge will increase in the event of an increase in a Policy’s Face Amount. If there is insufficient value to pay the higher charges after an increase in Face Amount, the entire Policy (not just the incremental increase in Face Amount) will terminate, unless the no-lapse or death benefit guarantees are in effect.

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Decrease in Face Amount

On or after the first policy anniversary, You may request a decrease in the Face Amount. No transaction fee is imposed on decreases in the Face Amount. A decrease in Face Amount lowers the cost of insurance charges but does not reduce surrender charges or the No-Lapse Guarantee Monthly Premium requirement. A decrease is requested as follows:

•          the request must be made on an adjustment application;

•          the application must be signed by the Owner(s);

•          the Policy is not in a grace period;

•          Monthly Policy Charges are not being waived under a waiver rider;

•          the decrease is at least the minimum amount as determined by Our underwriting guidelines in place at the time of Your request;

•          the decrease may not reduce the Face Amount below $100,000;

•          cumulative Face Amount decreases in Policy Years two through five cannot exceed 35% of the Initial Face Amount; and

•          if there have been previous increases in the total Face Amount, the decrease of total Face Amount will be made on a last in, first out basis.

A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the Policy Value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.

Policy Values

Your Policy Value is equal to the sum of the values in Your Divisions, Fixed Account, Fixed DCA Account and Loan Account.

•          Your Policy Value increases as premiums are applied and when interest is credited.

•          Your Policy Value decreases as policy loans, partial surrenders, unpaid loan interest and policy expenses are deducted.

•          Your Policy Value can increase or decrease as the investment experience of Your chosen Divisions fluctuates.

SURRENDERS AND PARTIAL SURRENDERS

Surrenders

You must send Us a Written Request for any surrender. The request must be signed by all Owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the Surrender Value calculated as of the end of the Valuation Period during which We receive the Written Request for surrender. Partial surrenders may negatively affect Your no-lapse guarantee provision and Your Death Benefit Guarantee Rider, if applicable.

Total and partial surrenders from the Policy are generally paid within five Business Days of Our receipt of the Written Request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).

Full Surrender

You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the Policy Date or a Face Amount increase, a surrender charge is imposed. There is no refund of any Monthly Policy Charges deducted before the full surrender effective date.

We reserve the right to require You to return the Policy to Us prior to making any payment though this does not affect the amount of the Surrender Value.

Unscheduled Partial Surrender

On or after the first policy anniversary and prior to the Policy Maturity Date, You may surrender a part of the Net Surrender Value. Up to two unscheduled partial surrenders may be made during a Policy Year. The total of Your two unscheduled partial surrenders during a Policy Year may not be greater than 75% of the Net Surrender Value (as of the date of the request for the first unscheduled partial surrender in that Policy Year). The unscheduled partial surrender may not decrease the Face Amount to less than $100,000.

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Your Policy Value is reduced by the amount of the surrender. Partial surrenders will negatively affect Your death benefit and Your Death Benefit Guarantee Rider if applicable. We surrender Units from the Divisions and/or values from the Fixed Account to equal the dollar amount of the surrender request. The surrender is deducted from Your Division(s) and/ or Fixed Account according to the surrender allocation percentages You specify. If surrender allocation percentages are not specified, the deduction is made using Your Monthly Policy Charge allocation percentages. No surrender charge is imposed on an unscheduled partial surrender.

An unscheduled partial surrender may cause a reduction in Face Amount. If the Face Amount had been increased, any reduction of the Face Amount is made on a last in, first out basis.

•          If the Death Benefit Option 1 is in effect and the death benefit equals the Face Amount, the Face Amount is reduced by the amount of the unscheduled partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the Face Amount, the Face Amount is reduced by the amount the unscheduled partial surrender exceeds the difference between the death benefit and Face Amount.

Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect)

During Policy Years two through fifteen, 10% of the Net Surrender Value as of the end of the prior Policy Year may be surrendered without a subsequent decrease in the Face Amount. Any amount surrendered in excess of 10% causes a reduction in the Face Amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any Policy Year or $250,000 over the life of the Policy.

The maximum amount of preferred partial surrenders in a Policy Year is the lesser of ((a) plus (b)) or (c) where:

(a)  is the amount of the unscheduled partial surrender.

(b)  is the amount of any preferred partial surrenders in the same Policy Year.

(c)  is 10% of the Net Surrender Value at the end of the prior Policy Year.

•          If the Death Benefit Option 2 is in effect, there is no reduction in the Face Amount upon an unscheduled partial surrender.

•          If the Death Benefit Option 3 is in effect, the Face Amount is reduced by the lesser of (a) or (b) where:

(a)  is the unscheduled partial surrender amount;

(b)  is the greater of (i) the amount that total partial surrenders exceed total premiums paid, or (ii) zero.

Scheduled Partial Surrender

On or after the first policy anniversary and prior to the Policy Maturity Date, You may elect to receive part of Your Net Surrender Value automatically on any Monthly Date.

•          You select the amount of the surrender and the surrender frequency (annually, semi-annually, quarterly or monthly (based on Policy Year)).

•          The surrender is deducted from Your Division(s) and/or Fixed Account according to Your Monthly Policy Charge allocation percentages.

•          Each scheduled partial surrender may not be greater than 90% of the Net Surrender Value (as of the date of the scheduled partial surrender).

•          Scheduled partial surrenders will continue until We receive Your instructions to stop them or until surrenders equal premiums paid. Once surrenders equal premiums paid, if there is any remaining Net Surrender Value, scheduled policy loans will automatically begin, unless You direct Us otherwise, so as to provide You the same dollar amount at the same frequency as You had received under the scheduled partial surrenders.

•          A scheduled partial surrender may cause a reduction in Face Amount:

•          If Death Benefit Option 1 is in effect and the death benefit equals the Face Amount:

•          on the first Monthly Date a scheduled partial surrender is effective (and each subsequent policy anniversary) the Face Amount is reduced.

•          the amount of the reduction is the sum of the scheduled partial surrenders planned for that Policy Year that are not deemed to be a preferred partial surrender.

•          If the amount of the scheduled partial surrender is increased, the Face Amount is reduced on the Monthly Date the change is effective. If the amount of the scheduled partial surrender is decreased, the Face Amount is not increased.

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If the death benefit is greater than the Face Amount, the Face Amount is reduced by the amount determined above which exceeds the difference between the death benefit and Face Amount.

Preferred Partial Surrender (pertains only if Death Benefit Option 1 is in effect)

During Policy Years two through fifteen, 10% of the Net Surrender Value as of the end of the prior Policy Year may be surrendered without a subsequent decrease in the Face Amount. Any amount surrendered in excess of 10% causes a reduction in the Face Amount. The 10% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any Policy Year or $250,000 over the life of the Policy.

The maximum amount of preferred partial surrenders in a Policy Year is the lesser of ((a) plus (b)) or (c) where:

(a)   is the sum of the scheduled partial surrenders planned for that Policy Year.

(b)   is the amount of any preferred partial surrenders in the same Policy Year.

(c)   is 10% of the Net Surrender Value at the end of the prior Policy Year.

•          If the Death Benefit Option 2 is in effect, there is no reduction in the Face Amount due to scheduled partial surrenders.

•          If the Death Benefit Option 3 is in effect, the Face Amount is reduced on the first Monthly Date a scheduled partial surrender is effective and on each subsequent policy anniversary. The Face Amount may also be reduced on the Monthly Date any increase to a scheduled partial surrender is effective. The Face Amount is reduced by the lesser of (a) or (b) where:

(a)   is the scheduled partial surrender amounts planned for that Policy Year;

(b)   is the greater of (i) the amount that total partial surrenders exceed total premiums paid, or (ii) zero.

Examination Offer (Free-Look Provision)

It is important to Us that You are satisfied with the purchase of Your Policy. Under state law, You have the right to return the Policy for any reason during the examination offer period (a “free look”). If You properly exercise Your free look, We will rescind the policy and We will pay You a refund. The state in which the Policy is issued determines the examination offer period and the type of refund that applies.

Your premium payments are allocated to the Money Market Division when the examination offer period begins.  Twenty-one days after that date, We will transfer Your premium payments to Your selected investment options (for more detail, see PREMIUMS – Allocation of Premiums).  If You return this Policy before expiration of the examination offer period, We will refund Your full premium in states where required. In states where permitted, We will refund the Net Policy Value, which may be more or less than Your premium.

Your request to return the Policy must be in writing. The request and the Policy must be mailed to Us or returned to the agent no later (as determined by the postmark) than the last day of the examination offer period as shown below.

The examination offer period is the later of:

•          10 days after the Policy is delivered to You; or

•          such later date as specified by applicable state law.

NOTE:  See GENERAL DESCRIPTION OF THE POLICY – Delay of Payments.

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LOANS

Policy Loans

While Your Policy is in effect (but after the examination offer period) and has a Net Surrender Value, You may borrow money from Us with the Policy as the security for the policy loan.

•          The maximum amount You may borrow is 90% of the Net Surrender Value as of the date We process the policy loan.  The maximum amount You may borrow may be different in some states.

•          You may request a policy loan of $5,000 or less by calling Us at 1-800-247-9988. If You are requesting a policy loan of more than $5,000, Your request must be made in writing.

•          Generally, policy loan proceeds are sent within five Business Days from the date We receive Your request (see GENERAL DESCRIPTION OF THE POLICY — Delay of Payments).

•          Requests for policy loans from any joint Owner are binding on all joint Owners.

•          Policy loans may negatively affect Your no-lapse guarantee provision and Your Death Benefit Guarantee Rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT — Policy Termination (Lapse)).

You are charged interest on any Loan Indebtedness. During the first ten Policy Years, the interest rate is 5.50% of Loan Indebtedness per year. After Policy Year ten, the interest rate is 4.00% of Loan Indebtedness per year. Interest accrues daily and is due and payable at the end of the Policy Year. If interest is not paid when due, it is added to the Loan Indebtedness. Adding unpaid interest to the Loan Indebtedness causes additional amounts to be withdrawn from Your Fixed Account, Fixed DCA Account and/or Division(s) and transferred to the Loan Account. Withdrawals are made in the same proportion as the allocation used for the most recent Monthly Policy Charge.

A policy loan generally has a permanent effect on Policy Values. If a policy loan had not been made, the Policy Value would reflect the investment experience of the Division(s) and the interest credited to the Fixed Account and Fixed DCA Account. In addition, Loan Indebtedness is subtracted from:

•          death proceeds at the death of the Insured;

•          Surrender Value upon full surrender or termination of a Policy; and

•          maturity proceeds paid.

Loan Indebtedness reduces Your Net Surrender Value. If the Net Surrender Value is less than the Monthly Policy Charges on a Monthly Date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT – Policy Termination (Lapse)).

If the Policy terminates with an outstanding loan balance, there may be negative tax consequences.

Loan Account

When a policy loan is taken, a Loan Account is established. The Loan Account is part of Our General Account.

An amount equal to the loan is transferred from Your Divisions and/or Fixed Account to Your Loan Account. You may instruct Us on the proportions to be taken from Your Divisions or the Fixed Account. There are no restrictions on which Divisions or accounts that the loan amount can be transferred from.

Your Loan Account earns interest from the date of transfer. The Loan Account interest rate is 4.00% of the amount in the Loan Account per year. Interest accrues daily and is paid at the end of the Policy Year.

The net policy loan charge is 1.50% of Loan Indebtedness in Policy Years 1-10 and 0.00% of Loan Indebtedness thereafter.

Unscheduled Loans

Unscheduled loans are available in all Policy Years. You may instruct Us on the proportions to be taken from Your accounts. If You do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent Monthly Policy Charge.

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Scheduled Loans

After the first Policy Year, scheduled policy loans are available on any Monthly Date if You have withdrawn, through partial surrenders, an amount equal to or exceeding total premiums paid. A scheduled loan is the equivalent of a scheduled withdrawal of earnings following the withdrawal of all premiums paid. Scheduled loans may occur on a monthly, quarterly, semiannual or annual basis (based on the Policy Year). The loan amount is withdrawn from Your Divisions in the same proportion as the most recent Monthly Policy Charge.

Loan Payments

While the Policy is in force and before the Insured dies, You may pay the Loan Indebtedness as follows:

•          policy loans may be repaid totally or in part;

•          repayments are allocated to the Division(s), Fixed Account and Fixed DCA Account in the proportions used for allocation of premium payments;

•          payments that We receive that are not designated as premium payments are applied as loan repayments if there is any Loan Indebtedness;

•          the repayments are allocated as of the Valuation Period in which We receive the repayment; and

•          repayments are to be sent to Our home office.

POLICY TERMINATION AND REINSTATEMENT

Policy Termination (Lapse)

During the first 10 Policy Years, a Policy will enter a grace period and is at risk of terminating if (i) the Policy does not satisfy the “no-lapse guarantee test” described below and (ii) the Net Surrender Value on any Monthly Date is less than the Monthly Policy Charge.

After the first 10 Policy Years, a Policy will enter a grace period and is at risk of terminating if the Net Surrender Value on any Monthly Date is less than the Monthly Policy Charge.

During a grace period, as described below, You may pay the minimum required premium to keep Your Policy in force. A Policy will terminate if You have not paid the minimum required premium before the grace period expires.

The Policy also terminates:

•          when You make a full Policy surrender;

•          when death proceeds are paid; and

•          when the maturity proceeds are paid.

When the Policy terminates, all privileges and rights of the Owner(s) and all optional insurance benefits will end. Subject to certain conditions, You may reinstate a policy that has terminated (see POLICY TERMINATION AND REINSTATEMENT — Reinstatement).

No-Lapse Guarantee Test

During the first 10 Policy Years, a Policy will not enter a grace period if it meets the “no-lapse guarantee test,” even if the Policy’s Net Surrender Value is insufficient to meet the Monthly Policy Charge. A Policy satisfies the no-lapse guarantee test if ((a) minus (b)) is greater than or equal to (c), where:

(a)  is the sum of the premiums paid.

(b)  is the sum of all Loan Indebtedness and partial surrenders.

(c)  is the sum of the No-Lapse Guarantee Monthly Premiums since the Policy Date to the most recent Monthly Date.

The no-lapse guarantee does not protect the Policy beyond the tenth Policy Year. After the first 10 Policy Years, there is no guarantee that Your Policy will stay in force even if You make premium payments under Your Planned Periodic Premium schedule unless:

•          Your Policy’s Net Surrender Value is at least equal to the Monthly Policy Charge on the current Monthly Date; or

•          the Death Benefit Guarantee Rider is in effect.

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Grace Period

If a policy is at risk of terminating, We will send You notice of a 61-day grace period during which You can pay the minimum required premium to keep Your Policy in force. This grace period begins on the date We mail the notice of impending policy termination to You. The notice will be sent to Your last post office address known to Us and will tell You the amount of the minimum required premium to avoid termination of Your Policy, payment instructions and the grace period end date. Your Policy will remain in force during the grace period. If We do not receive the minimum required premium payment by the end of the grace period, Your Policy will terminate without value.

No partial surrenders, Face Amount Adjustments, or policy loans may be made during a grace period.

Minimum Required Premium

During the first 10 Policy Years, the minimum required premium is the lesser of the cumulative premium shortfall or the Net Surrender Value shortfall, each set forth below:

The cumulative premium shortfall is the amount of premium necessary for the Policy to satisfy the No-Lapse Guarantee Monthly Premium requirement. The cumulative premium shortfall is equal to ((a) minus (b)) plus (c) where:

(a)  is the cumulative minimum monthly premium due at the start of the grace period.

(b)  is the amount equal to all premiums paid minus the sum of the Loan Indebtedness and partial surrenders.

(c)  is three No-Lapse Guarantee Monthly Premiums.

The Net Surrender Value shortfall is the amount of premium necessary to (i) reimburse Us for the Monthly Policy Charges during the grace period and (ii) provide enough Policy Value to pay the Monthly Policy Charge on the first Monthly Date after the grace period. The Net Surrender Value shortfall is equal to ((a) plus (b)) divided by (c) where:

(a)  is the amount by which the surrender charge is more than the Net Policy Value at the start of the grace period after the Monthly Policy Charge is deducted.

(b)  is three Monthly Policy Charges.

(c)  is 1 minus the Maximum Premium Expense Charge percentage.

After the first 10 Policy Years, the minimum required premium is the Net Surrender Value shortfall described above.

If the grace period ends before We receive the minimum required premium, We keep any remaining value in the Policy to cover past due Monthly Policy Charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.

The length of the Grace Period and/or the calculation for the minimum required premium may be different in some states.

Death During Grace Period

If the Insured dies during a grace period, We will pay the death benefit to the beneficiary(ies). The amount of the death benefit will be reduced by:

•          all Monthly Policy Charges due and unpaid at the death of the Insured; and

•          any Loan Indebtedness.

Reinstatement

Subject to certain conditions, You may reinstate a Policy that terminated as described in POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse). The Policy may be reinstated provided all of the following conditions are satisfied:

(a)  such reinstatement is prior to the Policy Maturity Date;

(b)  You have not surrendered the Policy;

(c)  not more than three years have elapsed since the Policy terminated (this time period may vary by state);

(d)  You supply evidence which satisfies Us that the Insured is alive and is insurable; and

(e)  You make the minimum required reinstatement premium as described below.

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Minimum Required Premium

During the first 10 Policy Years, the minimum required premium is the lesser of the cumulative premium shortfall or the Net Surrender Value shortfall, each set forth below.

The cumulative premium shortfall is the amount of premium necessary for the Policy to satisfy the No-Lapse Guarantee Monthly Premium requirement following expiration of the grace period. The cumulative premium shortfall is ((a) minus (b)) plus (c) where:

(a)  is the cumulative minimum monthly premium due at the end of the grace period.

(b)  is the amount equal to all premiums paid minus the sum of the Loan Indebtedness and partial surrenders.

(c)  is three no-lapse guarantee monthly premiums.

The Net Surrender Value shortfall is the amount of premium necessary to (i) reimburse Us for the Monthly Policy Charges during the grace period and (ii) provide enough Policy Value to pay the Monthly Policy Charge for three Monthly Dates after the grace period. The Net Surrender Value shortfall is ((a) plus (b)) divided by (c) where:

(a)  is the amount by which the surrender charge is more than the Net Policy Value at the end of the grace period after the Monthly Policy Charge is deducted.

(b)  is three Monthly Policy Charges.

(c)  is 1 minus the Maximum Premium Expense Charge percentage.

During Policy Years 11 and later, the minimum required premium is the Net Surrender Value shortfall described above.

NOTE:  The minimum required premium during a grace period and the minimum required premium to reinstate a policy are calculated differently. The minimum required premium for reinstatement is calculated so as to allow Us to recover Monthly Policy Charges due and unpaid during the grace period and to provide enough Policy Value to pay three Monthly Policy Charges after reinstatement of the Policy. As a result, the minimum required premium for reinstatement will be higher than the minimum required premium for grace period.

Reinstatement will be effective on the next Monthly Date following the date We approve the reinstatement application. Your rights and privileges as Owner(s) are restored upon reinstatement. The reinstated Policy will have the same Policy Date as the original Policy.

If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated). We do not require payment of Monthly Policy Charges during the period the Policy was terminated.

Premiums received with Your reinstatement application are held in Our General Account without interest while We complete underwriting for the reinstatement. If the reinstatement is approved, premiums are allocated to Your selected Division(s), Fixed Account and/or Fixed DCA Account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless You provide new allocation instructions.

If You reinstate Your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, is calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not included in these calculations.

In most states, if You reinstate Your Policy, the Death Benefit Guarantee Rider, the Life Paid-Up Rider, the Return of Cost of Insurance Rider and the Surrender Value Enhancement Rider are not reinstated.

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TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in Our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, We cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE:  Due to the complexity of these rules and because they are affected by the facts and circumstances of each Policy, You should consult with legal and tax counsel and other competent advisors regarding these matters.

Taxation of Death Proceeds

The death proceeds payable under a Policy are generally excludable from the gross income of the beneficiary(ies) under the Internal Revenue Code (IRC). However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income.

The Pension Protection Act of 2006 limits the tax-free death proceeds for employer-owned insurance to the amount of premiums paid unless certain requirements are satisfied. This legislation pertains to Policies issued August 17, 2006 and later, and Policies issued prior to August 17, 2006 that have had a material increase in the death benefit or other material change on or after August 17, 2006. The following requirements must be satisfied in order for the death proceeds of employer-owned life insurance to be tax-free:

1)   Specific written notice must be provided to the Insured, and written consent from the Insured must be obtained prior to the policy being issued; and

2)   A specific qualifying condition with respect to the Insured’s status must be met.

Some examples are: the Insured must be either (i) an employee of the policy holder at any time during the 12 month period before the Insured’s death, or (ii) a director or a highly compensated employee or a highly compensated individual, as defined by the IRC, at the time the policy was issued.

Taxation of Maturity Proceeds

A taxable event may occur if the Net Surrender Value at maturity plus any Loan Indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the Surrender Value and the remaining premiums in the policy.

Taxation of Growth in Policy Value

Any increase in Policy Value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the Owner will be subject to income tax on annual increases in cash value.

Taxation of Policy Surrenders and Partial Surrenders

A surrender or termination of the Policy may have income tax consequences. Upon surrender, the Owner(s) is not taxed on the Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any Loan Indebtedness, upon surrender or termination, is added to the Net Surrender Value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

A full surrender of the Policy will, and a partial surrender may, be included in Your gross income to the extent that the distribution exceeds Your investment in the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen Policy Years You make a partial surrender with a corresponding reduction in the Face Amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which You may be taxed on all or a portion of the surrender amount.

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The increase in Policy Value of the Policy is not included in gross income unless and until there is a full surrender or partial surrender under the Policy. A full surrender of the Policy will, and a partial surrender may, be included in Your gross income to the extent the distribution exceeds Your investment in the Policy. Transfers between the Division(s) Fixed Account and/or Fixed DCA Account are not considered as distributions from the Policy and would not be considered taxable income.

NOTE:  The tax treatment of partial surrenders described above also applies to preferred partial surrenders, see SURRENDERS AND PARTIAL SURRENDERS - Preferred Partial Surrender.

Taxation of Policy Loans and Loan Interest

If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to Us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax.

If the Policy terminates with an outstanding loan balance, there may be tax consequences.

Taxation of Change of Owner

Transfer of ownership may have tax consequences to the Owner. The sale of a life insurance policy may have different income tax consequences than the cash surrender of such policy. Please consult with Your tax advisor before changing ownership of Your life insurance policy.

Taxation of Change of Insured

For tax purposes, changing the Insured is considered to be the same as a surrender of the policy. The taxable amount is generally the difference between the Policy Value and the Net Premiums paid.

Modified Endowment Contract Status

A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of Policy Value or the income tax-free death benefit to Your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if Your Policy Value is greater than Your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is

•          made after the Owner attains age 59½; or

•          attributable to the taxpayer becoming disabled; or

•          part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of Your instructions, We will refund all or part of the premium payment that would make the Policy a modified endowment contract.

Taxation of Exchange or Assignment of Policies

An exchange or assignment of a Policy may have tax consequences. Please consult with Your tax advisor before exchanging or assigning Your life insurance policy.

Corporate Alternative Minimum Tax

Ownership of a Policy by certain corporations may affect the Owner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation’s basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to “Small Corporations” as defined by Section 55(e) of the Internal Revenue Code.

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Special Considerations for Corporations

Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

Other Tax Issues

Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and Your circumstances or the circumstances of the policy beneficiary(ies) if You or the Insured dies.

Withholding

Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if Your tax identification number has not been furnished to Us or if the IRS has notified Us that the number You furnished is incorrect.  Non-resident aliens are subject to 30% withholding (or lower treaty rate) on taxable distributions.

GENERAL PROVISIONS

Frequent Trading and Market-Timing (Abusive Trading Practices)

This Policy is not designed for frequent trading or market timing activity of the investment options. If You intend to trade frequently and/or use market timing investment strategies, You should not purchase this Policy.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•          Disrupt the management of the Underlying Mutual Funds by;

•          forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and

•          causing unplanned portfolio turnover;

•          Hurt the portfolio performance of the Underlying Mutual Funds; and

•          Increase expenses of the Underlying Mutual Fund and Separate Account due to;

•          increased broker-dealer commissions; and

•          increased recordkeeping and related costs.

We have adopted policies and procedures to help Us identify and prevent abusive trading practices. In addition, the Underlying Mutual Funds monitor trading activity to identify and take action against abuses. While Our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that We will identify and prevent abusive trading in all instances. When We do identify abusive trading, We will apply Our policies and procedures in a fair and uniform manner.

If We, or an Underlying Mutual Fund that is an investment option with the Policy, deem abusive trading practices to be occurring, We will take action that may include, but is not limited to:

•          Rejecting transfer instructions from a Policy Owner or other person authorized by the Owner to direct transfers;

•          Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

•          Limiting the number of unscheduled transfers during a Policy Year to no more than 12;

•          Requiring a holding period of a minimum of thirty days before permitting transfers among the Divisions where there is evidence of at least one round-trip transaction by the Owner; and

•          Taking such other action as directed by the Underlying Mutual Fund.

We will support the Underlying Mutual Funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

In some instances, a transfer may be completed inadvertently after We have notified a Policy Owner that We believe that the Policy Owner may have been engaging in abusive trading practices. In those instances, We will reverse the transfer (within two Business Days after the transfer) and return the Policy to the investment options it had prior to the transfer. The reversal will be effected at the unit values determined on the date of the reversal. As a result, the Policy Owner assumes the risk of any gains or losses associated with an investment in the transferee Division instead of in the transferor Division between the time of the transfer and the time of the reversal of the transfer. We will give the Policy Owner notice in writing of the reversal.

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Purchase Procedures

A completed application and required supplements must be submitted to Us through an agent or broker selling the Policy.

The minimum Face Amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum Face Amount. The increased minimum Face Amount would apply only to Policies issued after the effective date of the increase.

To issue a Policy, We require that the age of the Insured be 85 or younger as of the Policy Date. Other underwriting restrictions may apply. An applicant for the Policy must:

•          furnish satisfactory evidence of insurability of the Insured; and

•          meet Our insurance underwriting guidelines and suitability rules.

If You want insurance coverage to start at the time the application is submitted, You must send a payment with Your completed application. The amount is based on the Face Amount of the Policy, issue age, gender, and tobacco status.  This amount is shown on the policy illustration provided to You by Us or Your registered representative. If this amount is submitted with the application, a conditional receipt will be given to You. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.

We reserve the right to reject any application or related premium if We determine that We have not received complete information and/or instructions or that Our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned to the designated owner on the application no later than five Business Days from the date the application was rejected.

Important Information about Customer Identification Procedures

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When You open an account, We will ask for Your name, address, date of birth, and other information that will allow Us to verify Your identity. We may also ask to see Your driver’s license or other identifying documents.

If concerns arise with verification of Your identification, no transactions will be permitted while We attempt to reconcile the concerns. If We are unable to verify Your identity within 30 days of Our receipt of Your initial premium payment, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Policy Date

If We issue a Policy, a Policy Date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the first day of the following month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. Your Policy Date is shown on the current data pages. Current data pages are the most recent policy specification pages issued to an Owner and are located in the Policy.

Upon specific request and Our approval, Your Policy may be backdated. The Policy Date may not be more than six months prior to the date of application (or shorter period if required by state law) Payment of at least the Monthly Policy Charges is required for the backdated period. Monthly Policy Charges are deducted from the Policy Value for the backdated period.

Effective Date

The Policy Date and the Effective Date are the same unless a backdated Policy Date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.

If the proposed Insured dies before the Effective Date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).

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Special Purchase Plans

Where permitted by state law, Policies may be purchased under group or sponsored arrangements as well as on an individual basis. A group arrangement is a program under which a trustee, employer, or similar entity purchases Policies covering a group of individuals on a group basis. A sponsored arrangement is a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:

•          employees, officers, directors, agents, and immediate family members of the group or sponsored arrangement; and

•          employees of agents of the Company and its subsidiaries.

Reductions are made under Our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments, total assets under management for the group or sponsored arrangement).

Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased, and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) Our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to group or sponsored arrangements.

We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected Owners and all other Policy Owners with policies funded with the Separate Account.

Distribution of the Policy

The Company has appointed Princor Financial Services Corporation (“Princor”) (Des Moines, Iowa 50392), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority (“FINRA”) and affiliate of the Company, as the distributor and principal underwriter of the Policy. The Company pays commissions on sales of the Policy of no more than 50% of premiums received in the first Policy Year (or the first year following an Adjustment) up to the Target Premium. In addition, a commission of up to 3.0% of premium above the Target Premium received in the first Policy Year (or first year following an Adjustment) may be paid. In the second through fifteenth years following the Policy Date (or Adjustment Date), commissions range from 0% to 2.0% of premiums received.

Expense allowances may be paid to agents and brokers based on premiums received. Princor also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Policies. The 12b-1 fees for the Underlying Mutual Funds are shown in the prospectuses of each Underlying Mutual Fund.

Applications for the Policies are solicited by registered representatives of Princor or such other broker-dealers as have entered into selling agreements with Princor. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.

Payments to Financial Intermediaries

The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or registered representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask Your registered representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

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Service Arrangements and Compensation

The Company and/or Princor have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the Underlying Mutual Fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy Owners’ instructions. Because the Company and Princor receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from Underlying Mutual Funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.

Statement of Values

You receive an annual statement at the end of each Policy Year. The statement will show:

•          current death benefit;

•          current Policy Value and Surrender Value;

•          all premiums paid since the last statement;

•          all charges since the last statement;

•          any Loan Indebtedness;

•          any partial surrenders since the last statement;

•          any investment gain or loss since the last statement; and

•          total value of each of Your Divisions, the Fixed DCA Account and the Fixed Account.

You will also receive a statement as of the end of each calendar quarter. At any time, You may request a free current statement by telephoning 1-800-247-9988.

We also send You the reports required by the Investment Company Act of 1940 (as amended).

Services Available via the Internet and Telephone

If You elect internet and/or telephone privileges, instructions for the following transactions may be given to Us via the internet or telephone:

•          change in allocations of future premium payments;

•          change in allocation of the Monthly Policy Charge;

•          change to Your APR instructions;

•          change to Your scheduled transfer instructions;

•          unscheduled transfers; and

•          policy loan (not available via the internet) (loan proceeds are mailed to the Owner’s address of record).

If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide Us with instructions.

Your instructions:

•          may be given by calling Us at 1-800-247-9988 between 7 a.m. and 9 p.m. Central Time on any day that the NYSE is open;

•          may be given by accessing Us at www.principal.com (for security purposes, You need a password to use any of the internet services, including viewing Your Policy information on-line. If You don’t have a password, You can obtain one at www.principal.com);

•          must be received by Us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day You call;

•          are effective the next Business Day if not received until after the close of the NYSE; and

•          from one joint Owner are binding on all joint Owners.

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Direct Dial

You may receive information about Your Policy from Our Direct Dial system 24 hours per day, seven days per week.  The Direct Dial number is 1-800-247-9988. Through this automated system, You can:

•          obtain information about Policy Values; and

•          change Your Direct Dial password.

Instructions from one joint Owner are binding on all joint Owners. If the Policy is owned by a trust, an authorized individual (with the proper p assword) may use these services and provide Us with instructions.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that W e reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, W e may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the O wner’s address of record. The procedures for internet and Direct Dial include requesting the same personal identification information as well as Y our p assword, logging all internet and Direct Dial activity and sending written transaction confirmations to the O wner’s address of record.

Misstatement of Age or Gender

If the age or, where applicable, gender of the Insured has been misstated, We adjust the death benefit payable under Your Policy to reflect the amount that would have been payable at the correct age and gender.

Non-Participating Policy

The Policies do not share in any divisible surplus of the Company.

Incontestability

We will not contest the insurance coverage provided by the Policy, except for any increases in Face Amount, after the Policy has been in force during the lifetime of the Insured for a period of two years from the Policy Date. Any Face Amount increase has its own two-year contestability period that begins on the effective date of the Adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

Independent Registered Public Accounting Firm

The financial statements of Principal National Life Insurance Company are included in the Statement of Additional Information. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, for the periods indicated in their report.

Neither the prospectus nor this Statement of Additional Information includes financial statements of the Separate Account because, as of the date of the prospectus, the Separate Account had not yet commenced operations, had no assets, and had incurred no liabilities.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

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TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each Division. There is no guarantee that the objectives will be met.

AllianceBernstein International Value Division

Invests in:	AllianceBernstein Variable Products Series International Value Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long term growth of capital.

AllianceBernstein Small Cap Growth Division

Invests in:	AllianceBernstein Variable Products Series Small Cap Growth Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long-term growth of capital.

AllianceBernstein Small/Mid Cap Value Division

Invests in:	AllianceBernstein Variable Products Series Small/Mid Cap Value Portfolio - Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks long-term growth of capital.

American Century VP Income & Growth Division

Invests in:	American Century VP Income & Growth Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth by investing in common stocks. Income is a secondary objective.

American Century VP Inflation Protection Division

Invests in:	American Century VP Inflation Protection Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century VP Mid Cap Value Division

Invests in:	American Century VP Mid Cap Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth. Income is a secondary objective.

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American Century VP Value Division

Invests in:	American Century VP Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth. Income is a secondary objective.

American Century VP Vista Division

Invests in:	American Century VP Vista Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth.

Calvert Income Division

Invests in:	Calvert VP Income Portfolio
Investment Advisor:	Calvert Investment Management, Inc.
Investment Objective:

seeks to maximize long-term income, to the extent consistent with prudent investment management and preservation of capital, through investment in bonds and other income producing securities. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

Calvert Russell 2000 Small Cap Index Division

Invests in:	Calvert VP Russell 2000 Small Cap Index Portfolio - Class F
Investment Advisor:	Summit Investment Advisers, Inc. through a sub-advisory agreement with Calvert Investment Management, Inc.
Investment Objective:

seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

Calvert S&P MidCap 400 Index Division

Invests in:	Calvert VP S&P Mid Cap 400 Index Portfolio - Class F
Investment Advisor:	Summit Investment Advisers, Inc. through a sub-advisory agreement with Calvert Investment Management, Inc.
Investment Objective:

seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P Mid Cap 400 Index. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

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Calvert SRI Equity Division

Invests in:	Calvert VP Sustainable and Responsible Investment Equity Portfolio
Investment Advisor:	Atlanta Capital Management Company, LLC through a sub-advisory agreement with Calvert Investment Management, Inc.
Investment Objective:

seeks growth in capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the P ortfolio's investment criteria including financial, sustainability and social responsibility factors. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

Delaware Small Cap Value Division

Invests in:	Delaware VIP Small Cap Value Series - Service Class
Investment Advisor:	Delaware Management Company
Investment Objective:	seeks capital appreciation.

Delaware Smid Cap Growth Division

Invests in:	Delaware VIP Smid Cap Growth Series – Service Class
Investment Advisor:	Delaware Management Company
Investment Objective:	seeks long-term capital appreciation.

DWS Dreman Small Mid Cap Value Division

Invests in:	DWS Dreman Small Mid Cap Value VIP - Class B
Investment Advisor:	Dreman Value Management, L.L.C. through a sub-advisory agreement with Deutsche Investment Management Americas Inc.
Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Contrafund Division

Invests in:	Fidelity VIP Contrafund® Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Equity-Income Division

Invests in:	Fidelity VIP Equity-Income Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:

seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

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Fidelity VIP High Income Division

Invests in:	Fidelity VIP High Income Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks a high level of current income, while also considering growth of capital.

Fidelity VIP Mid Cap Division

Invests in:	Fidelity VIP Mid Cap Portfolio – Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term growth of capital.

Franklin Mutual Global Discovery Securities Division

Invests in:	Franklin Templeton VIP Trust - Mutual Global Discovery Securities Fund - Class 2
Investment Advisor:	Franklin Mutual Advisers, LLC
Investment Objective:	seeks capital appreciation.

Franklin Rising Dividends Securities Division

Invests in:	Franklin Templeton VIP Trust - Franklin Rising Dividends Securities Fund - Class 2
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	seeks long-term capital appreciation, with preservation of capital as an important consideration.

Franklin Small Cap Value Securities Division

Invests in:	Franklin Templeton VIP Trust – Franklin Small Cap Value Securities Fund – Class 2
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	seeks long-term total return.

Invesco Capital Appreciation Division (merged into Invesco Van Kampen American Franchise Division effective April 2012)

Invests in:	Invesco V.I. Capital Appreciation Fund - Series II Shares (merged into Invesco Van Kampen V.I. American Franchise Fund – Series II Shares effective April 2012)
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

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Invesco Core Equity Division

Invests in:	Invesco V.I. Core Equity Fund - Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Global Health Care Division

Invests in:	Invesco V.I. Global Health Care Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Mid Cap Core Equity Division

Invests in:	Invesco V.I. Mid Cap Core Equity Fund – Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Van Kampen American Franchise Division

Invests in:	Invesco Van Kampen V.I. American Franchise Fund – Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks capital growth.

Janus Aspen Forty Division

Invests in:	Janus Aspen Series Forty Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital.

MFS VIT New Discovery Division

Invests in:	MFS® VIT New Discovery Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	seeks capital appreciation.

MFS VIT Utilities Division

Invests in:	MFS® VIT Utilities Series - Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	seeks total return.

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Neuberger Berman AMT Large Cap Value Division (fka Neuberger Berman AMT Partners Division)

Invests in:	Neuberger Berman AMT Large Cap Value Portfolio – Class I (fka Neuberger Berman AMT Partners Portfolio – Class I)
Investment Advisor:	Neuberger Berman LLC through a sub-advisory agreement with Neuberger Berman Management LLC
Investment Objective:	seeks growth of capital.

Oppenheimer Main Street Small & Mid Cap Division

Invests in:	Oppenheimer Main Street Small- & Mid-Cap Fund®/VA - Service Shares
Investment Advisor:	Oppenheimer Funds, Inc.
Investment Objective:	seeks capital appreciation.

Bond & Mortgage Securities Division

Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide current income.

Diversified International Division

Invests in:	Principal Variable Contracts Funds Diversified International Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Equity Income Division

Invests in:	Principal Variable Contracts Funds Equity Income Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide a relatively high level of current income and long-term growth of income and capital.

Government & High Quality Bond Division

Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide a high level of current income consistent with safety and liquidity.
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International Emerging Markets Division

Invests in:	Principal Variable Contracts Funds International Emerging Markets Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub -advisory agreement with Principal Management Corporation
Investment Objective:	seeks long -term growth of capital.

LargeCap Blend II Division

Invests in:	Principal Variable Contracts Funds LargeCap Blend Account II - Class 1
Investment Advisor:	T. Rowe Price Associates, Inc. and ClearBridge Advisors, LLC through sub-advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Growth Division

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account - Class 1
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Growth I Division

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account I - Class 1
Investment Advisor:	T. Rowe Price Associates, Inc. and Brown Advisory LLC through sub-advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap S&P 500 Index Division

Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

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LargeCap Value Division

Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

MidCap Blend Division

Invests in:	Principal Variable Contracts Funds MidCap Blend Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Money Market Division

Invests in:	Principal Variable Contracts Funds Money Market Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Principal LifeTime 2010 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2010 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2020 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2020 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

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Principal LifeTime 2030 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2030 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2040 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2040 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2050 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2050 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime Strategic Income Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime Strategic Income Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks current income, and as a secondary objective, capital appreciation.

Real Estate Securities Division

Invests in:	Principal Variable Contracts Funds Real Estate Securities Account - Class 1
Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to generate a total return.

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SAM Balanced Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Balanced Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

SAM Conservative Balanced Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Conservative Balanced Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

SAM Conservative Growth Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Conservative Growth Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

SAM Flexible Income Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Flexible Income Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

SAM Strategic Growth Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios - Strategic Growth Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

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Short-Term Income Division

Invests in:	Principal Variable Contracts Funds Short-Term Income Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

SmallCap Blend Division

Invests in:	Principal Variable Contracts Funds SmallCap Blend Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

SmallCap Growth II Division

Invests in:	Principal Variable Contracts Funds SmallCap Growth Account II - Class 1
Investment Advisor:	Emerald Advisers, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

SmallCap Value I Division

Invests in:	Principal Variable Contracts Funds SmallCap Value Account I - Class 1
Investment Advisor:	J.P. Morgan Investment Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Putnam VT Voyager Division

Invests in:	Putnam VT Voyager Fund – Class IB
Investment Advisor:	Putnam Management
Investment Objective:	seeks capital appreciation.

Templeton Global Bond Securities Division

Invests in:	Franklin Templeton VIP Trust – Templeton Global Bond Securities Fund – Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks high current income, consistent with preservation of capital with capital appreciation as a secondary consideration.
60

TOPS Protected Balanced ETF Division

Invests in:	TOPS™ Protected Balanced ETF Portfolio – Class 2
Investment Advisor:	Milliman, Inc. through a sub-advisory agreement with ValMark Advisers, Inc.
Investment Objective:	seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS Protected Growth ETF Division

Invests in:	TOPS™ Protected Growth ETF Portfolio – Class 2
Investment Advisor:	Milliman, Inc. through a sub-advisory agreement with ValMark Advisers, Inc.
Investment Objective:	seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS Protected Moderate Growth ETF Division

Invests in:	TOPS™ Protected Moderate Growth ETF Portfolio – Class 2
Investment Advisor:	Milliman, Inc. through a sub-advisory agreement with ValMark Advisers, Inc.
Investment Objective:	seeks capital appreciation with less volatility than the equity markets as a whole.

Van Eck Global Hard Assets Division

Invests in:	Van Eck VIP Trust – Van Eck VIP Global Hard Assets Fund – Class S Shares
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

61

APPENDIX A – SURRENDER CHARGE RATE TABLE

Issue Age	Male	Female	Unisex
0	7.91	7.62	7.85
1	7.95	7.65	7.89
2	8.00	7.70	7.94
3	8.06	7.75	8.00
4	8.13	7.81	8.07
5	8.21	7.87	8.14
6	8.29	7.93	8.22
7	8.37	8.00	8.30
8	8.46	8.07	8.38
9	8.56	8.14	8.48
10	8.66	8.22	8.57
11	8.76	8.30	8.67
12	8.87	8.39	8.78
13	8.99	8.48	8.88
14	9.10	8.57	9.00
15	9.23	8.67	9.11
16	9.35	8.77	9.23
17	9.47	8.87	9.35
18	9.60	8.98	9.47
19	9.73	9.10	9.60
20	9.86	9.22	9.73
21	10.00	9.35	9.87
22	10.15	9.48	10.02
23	10.31	9.62	10.17
24	10.48	9.77	10.33
25	10.65	9.93	10.51
26	10.84	10.09	10.69
27	11.03	10.26	10.88
28	11.24	10.45	11.08
29	11.45	10.64	11.29
30	11.68	10.84	11.51
31	11.93	11.05	11.75
32	12.19	11.28	12.00
33	12.46	11.51	12.27
34	12.76	11.76	12 .56
35	13.07	12.03	12.86
36	13.92	12.77	13.69
37	14.81	13.56	14.56
38	15.76	14.39	15.48
39	16.75	15.25	16.45
40	17.81	16.17	17.47
41	18.93	17.13	18.56
42	20.11	18.16	19.71
43	21.36	19.23	20.93
44	22.69	20.37	22.21
45	24.10	21.58	23.58
46	25.45	22.74	24.89
47	26.31	23.45	25.72
48	27.21	24.20	26.59
49	28.18	25.00	27.52
50	29.21	25.83	28.51
51	32.13	28.31	31.33
52	33.38	29.29	32.53
53	34.71	30.32	33.79
54	36.12	31.41	35.13
55	37.62	32.55	36.55
56	39.20	33.76	38.05
57	40.87	35.03	39.63
5 8	42.63	36.36	41.29
59	44.52	37.77	43.07
60	46.54	39.25	44.97
61	48.70	40.83	47.00
62	51.00	42.50	49.16
63	53.45	44.27	51.44
64	56.03	46.15	53.86
65	56.90	48.16	56.42
66	56.83	50.30	56.90
67	56.76	52.59	56.83
68	56.68	55.03	56.76
69	56.59	56.93	56.68
70	56.50	56.86	56.60
71	56.41	56.79	56.51
72	56.34	56.72	56.45
73	56.26	56.65	56.38
74	56.17	56.58	56.30
75	56.08	56.50	56.21
76	55.98	56.42	56.12
77	55.89	56.33	56.04
78	55.81	56.24	55.96
79	55.75	56.14	55.90
80	55.68	56.03	55.84
81	55.6 4	55.98	55.81
82	55.59	55.94	55.77
83	55.52	55.88	55.73
84	55.47	55.81	55.69
85	55.44	55.76	55.68

62

APPENDIX B – SURRENDER CHARGE PERCENTAGE TABLE

Male

Policy Year

Issue
Age	1	2	3	4	5	6	7	8	9	10	11
0	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
1	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
2	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
3	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
4	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
5	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
6	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
7	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
8	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
9	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
10	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
11	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
12	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
13	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
14	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
15	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
16	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
17	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
18	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
19	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
20	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
21	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
22	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
23	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
24	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
25	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
26	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
27	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
28	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
29	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
30	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
31	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
32	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
33	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
34	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
35	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
36	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
37	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
38	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
39	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
40	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
41	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
42	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
43	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
44	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
45	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
46	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
47	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
48	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
49	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
50	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
51	100.0%	97.9%	95.8%	93.7%	91.6%	87.0%	82.6%	70.2%	52.6%	31.5%	0.0%
52	100.0%	97.8%	95.7%	93.5%	91.3%	86.7%	82.3%	69.9%	52.4%	31.4%	0.0%
53	100.0%	97.7%	95.5%	93.3%	91.0%	86.4%	82.0%	69.7%	52.2%	31.3%	0.0%
54	100.0%	97.7%	95.4%	93.1%	90.8%	86.2%	81.8%	69.5%	52.1%	31.2%	0.0%
55	100.0%	97.6%	95.2%	92.9%	90.5%	85.9%	81.6%	69.3%	51.9%	31.1%	0.0%
56	100.0%	97.5%	95.1%	92.6%	90.1%	87.6%	83.2%	70.7%	53.0%	31.8%	0.0%
57	100.0%	97.5%	94.9%	92.4%	89.8%	87.2%	82.8%	70.3%	52.7%	31.6%	0.0%
58	100.0%	97.4%	94.7%	92.1%	89.4%	86.8%	82.4%	70.0%	52.5%	31.5%	0.0%
59	100.0%	97.3%	94.5%	91.8%	89.1%	86.4%	82.0%	69.7%	52.2%	31.3%	0.0%
60	100.0%	97.2%	94.4%	91.6%	88.8%	86.0%	81.7%	69.4%	52.0%	31.2%	0.0%
61	100.0%	97.1%	94.2%	91.3%	88.5%	85.6%	81.3%	69.1%	51.8%	31.0%	0.0%
62	100.0%	97.0%	94.0%	91.1%	88.2%	85.2%	80.9%	68.7%	51.5%	30.9%	0.0%
63	100.0%	96.9%	93.9%	90.9%	87.8%	84.8%	80.5%	68.4%	51.3%	30.7%	0.0%
64	100.0%	96.8%	93.7%	90.6%	87.5%	84.3%	80.0%	68.0%	51.0%	30.6%	0.0%
65	100.0%	96.7%	93.5%	90.3%	87.0%	83.8%	79.6%	67.6%	50.7%	30.4%	0.0%
66	100.0%	96.6%	93.3%	89.9%	86.6%	83.2%	79.0%	67.1%	50.3%	30.1%	0.0%
67	100.0%	96.5%	93.0%	89.6%	86.1%	82.6%	78.4%	66.6%	49.9%	29.9%	0.0%
68	100.0%	96.4%	92.8%	89.2%	85.6%	82.0%	77.9%	66.2%	49.6%	29.7%	0.0%
69	100.0%	96.2%	92.5%	88.7%	85.1%	81.4%	77.3%	65.7%	49.2%	29.5%	0.0%
70	100.0%	96.1%	92.2%	88.4%	84.6%	80.8%	76.7%	65.1%	48.8%	29.2%	0.0%
71	100.0%	95.9%	91.9%	88.0%	84.1%	80.3%	76.2%	64.7%	48.5%	29.1%	0.0%
72	100.0%	95.8%	91.7%	87.6%	83.6%	79.7%	75.7%	64.3%	48.2%	28.9%	0.0%
73	100.0%	95.7%	91.4%	87.3%	83.1%	79.0%	75.0%	63.7%	47.7%	28.6%	0.0%
74	100.0%	95.5%	91.2%	86.8%	82.6%	78.4%	74.4%	63.2%	47.4%	28.4%	0.0%
75	100.0%	95.4%	90.9%	86.4%	82.1%	77.9%	74.0%	62.9%	47.1%	28.2%	0.0%
76	100.0%	95.2%	90.6%	86.0%	81.6%	77.4%	73.5%	62.4%	46.8%	28.0%	0.0%
77	100.0%	95.1%	90.3%	85.7%	81.2%	76.9%	73.0%	62.0%	46.5%	27.9%	0.0%
78	100.0%	94.9%	90.1%	85.4%	80.9%	76.6%	72.7%	61.7%	46.2%	27.7%	0.0%
79	100.0%	94.8%	89.9%	85.2%	80.6%	76.2%	72.3%	61.4%	46.0%	27.6%	0.0%
80	100.0%	94.7%	89.8%	85.0%	80.3%	75.9%	72.1%	61.2%	45.9%	27.5%	0.0%
81	100.0%	94.7%	89.6%	84.7%	80.1%	75.6%	71.8%	61.0%	45.7%	27.4%	0.0%
82	100.0%	94.6%	89.4%	84.5%	79.8%	75.4%	71.6%	60.8%	45.6%	27.3%	0.0%
83	100.0%	94.5%	89.3%	84.3%	79.7%	75.3%	71.5%	60.7%	45.5%	27.3%	0.0%
84	100.0%	94.4%	89.2%	84.3%	79.6%	75.4%	71.6%	60.8%	45.6%	27.3%	0.0%
85	100.0%	94.4%	89.2%	84.3%	79.8%	75.6%	71.8%	61.0%	45.7%	27.4%	0.0%
63

64

Female

Policy Year

Issue
Age	1	2	3	4	5	6	7	8	9	10	11
0	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
1	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
2	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
3	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
4	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
5	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
6	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
7	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
8	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
9	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
10	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
11	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
12	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
13	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
14	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
15	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
16	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
17	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
18	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
19	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
20	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
21	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
22	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
23	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
24	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
25	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
26	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
27	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
28	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
29	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
30	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
31	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
32	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
33	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
34	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
35	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
36	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
37	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
38	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
39	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
40	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
41	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
42	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
43	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
44	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
45	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
46	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
47	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
48	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
49	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
50	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
51	100.0%	98.2%	96.4%	94.6%	92.8%	88.1%	83.6%	71.0%	53.2%	31.9%	0.0%
52	100.0%	98.2%	96.3%	94.5%	92.6%	87.9%	83.5%	70.9%	53.1%	31.8%	0.0%
53	100.0%	98.1%	96.2%	94.3%	92.4%	87.7%	83.3%	70.8%	53.1%	31.8%	0.0%
54	100.0%	98.0%	96.1%	94.2%	92.2%	87.5%	83.1%	70.6%	52.9%	31.7%	0.0%
55	100.0%	98.0%	96.0%	94.0%	92.0%	87.4%	83.0%	70.5%	52.8%	31.6%	0.0%
56	100.0%	97.9%	95.9%	93.8%	91.7%	89.6%	85.1%	72.3%	54.2%	32.5%	0.0%
57	100.0%	97.9%	95.8%	93.6%	91.5%	89.3%	84.8%	72.0%	54.0%	32.4%	0.0%
58	100.0%	97.8%	95.6%	93.4%	91.2%	89.0%	84.5%	71.8%	53.8%	32.2%	0.0%
59	100.0%	97.7%	95.5%	93.2%	90.9%	88.6%	84.1%	71.4%	53.5%	32.1%	0.0%
60	100.0%	97.7%	95.3%	93.0%	90.6%	88.2%	83.7%	71.1%	53.3%	31.9%	0.0%
61	100.0%	97.6%	95.2%	92.7%	90.3%	87.8%	83.4%	70.8%	53.1%	31.8%	0.0%
62	100.0%	97.5%	95.0%	92.5%	90.0%	87.4%	83.0%	70.5%	52.8%	31.6%	0.0%
63	100.0%	97.4%	94.8%	92.2%	89.6%	87.0%	82.6%	70.2%	52.6%	31.5%	0.0%
64	100.0%	97.3%	94.6%	92.0%	89.3%	86.5%	82.1%	69.7%	52.2%	31.3%	0.0%
65	100.0%	97.2%	94.5%	91.7%	88.9%	86.1%	81.7%	69.4%	52.0%	31.2%	0.0%
66	100.0%	97.1%	94.3%	91.4%	88.5%	85.6%	81.3%	69.1%	51.8%	31.0%	0.0%
67	100.0%	97.0%	94.1%	91.1%	88.1%	85.1%	80.8%	68.6%	51.4%	30.8%	0.0%
68	100.0%	96.9%	93.8%	90.8%	87.7%	84.6%	80.3%	68.2%	51.1%	30.6%	0.0%
69	100.0%	96.8%	93.6%	90.4%	87.3%	84.1%	79.8%	67.8%	50.8%	30.4%	0.0%
70	100.0%	96.7%	93.4%	90.1%	86.9%	83.6%	79.4%	67.4%	50.5%	30.3%	0.0%
71	100.0%	96.6%	93.2%	89.8%	86.4%	83.1%	78.9%	67.0%	50.2%	30.1%	0.0%
72	100.0%	96.4%	93.0%	89.5%	86.0%	82.5%	78.3%	66.5%	49.8%	29.8%	0.0%
73	100.0%	96.3%	92.7%	89.1%	85.5%	82.0%	77.9%	66.2%	49.6%	29.7%	0.0%
74	100.0%	96.2%	92.5%	88.8%	85.1%	81.4%	77.3%	65.7%	49.2%	29.5%	0.0%
75	100.0%	96.1%	92.2%	88.4%	84.6%	80.8%	76.7%	65.1%	48.8%	29.2%	0.0%
76	100.0%	95.9%	91.9%	88.0%	84.0%	80.1%	76.0%	64.6%	48.4%	29.0%	0.0%
77	100.0%	95.8%	91.7%	87.6%	83.5%	79.5%	75.5%	64.1%	48.0%	28.8%	0.0%
78	100.0%	95.6%	91.4%	87.1%	83.0%	79.0%	75.0%	63.7%	47.7%	28.6%	0.0%
79	100.0%	95.5%	91.0%	86.7%	82.6%	78.5%	74.5%	63.3%	47.4%	28.4%	0.0%
80	100.0%	95.3%	90.8%	86.4%	82.2%	78.1%	74.1%	62.9%	47.1%	28.2%	0.0%
81	100.0%	95.2%	90.7%	86.2%	81.9%	77.8%	73.9%	62.8%	47.1%	28.2%	0.0%
82	100.0%	95.2%	90.5%	86.0%	81.6%	77.3%	73.4%	62.3%	46.7%	28.0%	0.0%
83	100.0%	95.1%	90.3%	85.7%	81.2%	77.0%	73.1%	62.1%	46.5%	27.9%	0.0%
84	100.0%	95.0%	90.2%	85.4%	80.9%	76.7%	72.8%	61.8%	46.3%	27.7%	0.0%
85	100.0%	94.9%	89.9%	85.2%	80.8%	76.7%	72.8%	61.8%	46.3%	27.7%	0.0%
65

66

Unisex

Policy Year

Issue
Age	1	2	3	4	5	6	7	8	9	10	11
0	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
1	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
2	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
3	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
4	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
5	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
6	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
7	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
8	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
9	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
10	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
11	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
12	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
13	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
14	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
15	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
16	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
17	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
18	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
19	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
20	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
21	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
22	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
23	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
24	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
25	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
26	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
27	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
28	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
29	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
30	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
31	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
32	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
33	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
34	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
35	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
36	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
37	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
38	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
39	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
40	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
41	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
42	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
43	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
44	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
45	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
46	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
47	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
48	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
49	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
50	100.0%	100.0%	100.0%	100.0%	100.0%	95.2%	85.7%	71.4%	52.4%	28.6%	0.0%
51	100.0%	98.0%	95.9%	93.9%	91.8%	87.2%	82.8%	70.3%	52.7%	31.6%	0.0%
52	100.0%	97.9%	95.8%	93.7%	91.6%	87.0%	82.6%	70.2%	52.6%	31.5%	0.0%
53	100.0%	97.8%	95.7%	93.5%	91.3%	86.7%	82.3%	69.9%	52.4%	31.4%	0.0%
54	100.0%	97.8%	95.5%	93.3%	91.1%	86.5%	82.1%	69.7%	52.2%	31.3%	0.0%
55	100.0%	97.7%	95.4%	93.1%	90.8%	86.2%	81.8%	69.5%	52.1%	31.2%	0.0%
56	100.0%	97.6%	95.3%	92.9%	90.5%	88.1%	83.6%	71.0%	53.2%	31.9%	0.0%
57	100.0%	97.5%	95.1%	92.6%	90.2%	87.7%	83.3%	70.8%	53.1%	31.8%	0.0%
58	100.0%	97.5%	94.9%	92.4%	89.8%	87.3%	82.9%	70.4%	52.8%	31.6%	0.0%
59	100.0%	97.4%	94.7%	92.1%	89.5%	86.9%	82.5%	70.1%	52.5%	31.5%	0.0%
60	100.0%	97.3%	94.6%	91.9%	89.2%	86.5%	82.1%	69.7%	52.2%	31.3%	0.0%
61	100.0%	97.2%	94.4%	91.7%	88.9%	86.1%	81.7%	69.4%	52.0%	31.2%	0.0%
62	100.0%	97.1%	94.3%	91.4%	88.6%	85.8%	81.5%	69.2%	51.9%	31.1%	0.0%
63	100.0%	97.0%	94.1%	91.2%	88.3%	85.3%	81.0%	68.8%	51.6%	30.9%	0.0%
64	100.0%	96.9%	93.9%	90.9%	87.9%	84.9%	80.6%	68.5%	51.3%	30.7%	0.0%
65	100.0%	96.9%	93.8%	90.6%	87.5%	84.4%	80.1%	68.0%	51.0%	30.6%	0.0%
66	100.0%	96.8%	93.5%	90.3%	87.1%	83.8%	79.6%	67.6%	50.7%	30.4%	0.0%
67	100.0%	96.6%	93.3%	90.0%	86.6%	83.3%	79.1%	67.2%	50.4%	30.2%	0.0%
68	100.0%	96.5%	93.1%	89.6%	86.1%	82.7%	78.5%	66.7%	50.0%	30.0%	0.0%
69	100.0%	96.4%	92.8%	89.2%	85.7%	82.2%	78.0%	66.3%	49.7%	29.8%	0.0%
70	100.0%	96.2%	92.5%	88.9%	85.2%	81.6%	77.5%	65.8%	49.3%	29.5%	0.0%
71	100.0%	96.1%	92.3%	88.5%	84.8%	81.1%	77.0%	65.4%	49.0%	29.4%	0.0%
72	100.0%	96.0%	92.1%	88.2%	84.4%	80.6%	76.5%	65.0%	48.7%	29.2%	0.0%
73	100.0%	95.9%	91.8%	87.8%	83.9%	80.0%	76.0%	64.6%	48.4%	29.0%	0.0%
74	100.0%	95.7%	91.6%	87.5%	83.4%	79.4%	75.4%	64.0%	48.0%	28.8%	0.0%
75	100.0%	95.6%	91.3%	87.1%	82.9%	78.9%	74.9%	63.6%	47.7%	28.6%	0.0%
76	100.0%	95.5%	91.0%	86.7%	82.5%	78.4%	74.4%	63.2%	47.4%	28.4%	0.0%
77	100.0%	95.3%	90.8%	86.4%	82.1%	78.1%	74.1%	62.9%	47.1%	28.2%	0.0%
78	100.0%	95.2%	90.6%	86.1%	81.8%	77.7%	73.8%	62.7%	47.0%	28.2%	0.0%
79	100.0%	95.1%	90.4%	85.9%	81.6%	77.4%	73.5%	62.4%	46.8%	28.0%	0.0%
80	100.0%	95.0%	90.3%	85.8%	81.4%	77.2%	73.3%	62.3%	46.7%	28.0%	0.0%
81	100.0%	95.0%	90.2%	85.6%	81.2%	77.0%	73.1%	62.1%	46.5%	27.9%	0.0%
82	100.0%	94.9%	90.1%	85.4%	81.0%	76.9%	73.0%	62.0%	46.5%	27.9%	0.0%
83	100.0%	94.9%	90.0%	85.3%	80.9%	76.8%	72.9%	61.9%	46.4%	27.8%	0.0%
84	100.0%	94.8%	89.9%	85.3%	81.0%	77.0%	73.1%	62.1%	46.5%	27.9%	0.0%
85	100.0%	94.8%	89.9%	85.4%	81.1%	77.3%	73.4%	62.3%	46.7%	28.0%	0.0%
67

68

APPENDIX C – TARGET PREMIUM RATES

TARGET PREMIUM RATES (per $1,000 of Face Amount)

Issue Age	Male	Female	Unisex	Issue Age	Male	Female	Unisex
0	3.36	2.91	3.27	43	15.06	11.50	14.35
1	3.36	2.91	3.27	44	15.67	12.02	14.94
2	3.36	2.91	3.27	45	16.29	12.53	15.54
3	3.36	2.91	3.27	46	17.25	13.26	16.45
4	3.36	2.91	3.27	47	18.21	13.99	17.37
5	3.36	2.91	3.27	48	19.18	14.72	18.28
6	3.36	2.91	3.27	49	20.14	15.45	19.20
7	3.36	2.91	3.27	50	21.10	16.18	20.12
8	3.36	2.91	3.27	51	22.06	16.90	21.03
9	3.36	2.91	3.27	52	23.02	17.63	21.95
10	3.36	2.91	3.27	53	23.99	18.36	22.86
11	3.53	3.05	3.43	54	24.95	19.09	23.78
12	3.70	3.20	3.60	55	25.91	19.82	24.69
13	3.87	3.34	3.76	56	27.18	20.87	25.92
14	4.03	3.47	3.92	57	28.45	21.91	27.14
15	4.21	3.63	4.09	58	29.71	22.96	28.36
16	4.56	3.93	4.44	59	30.98	24.00	29.59
17	4.93	4.24	4.80	60	32.25	25.05	30.81
18	5.29	4.56	5.14	61	33.52	26.10	32.03
19	5.66	4.87	5.50	62	34.79	27.14	33.26
20	6.02	5.17	5.85	63	36.05	28.19	34.48
21	6.05	5.19	5.87	64	37.32	29.23	35.70
22	6.08	5.24	5.91	65	38.59	30.28	36.93
23	6.09	5.25	5.92	66	38.97	30.87	37.35
24	6.12	5.28	5.95	67	39.34	31.46	37.76
25	6.15	5.30	5.98	68	39.72	32.04	38.18
26	6.55	5.51	6.34	69	40.09	32.62	38.60
27	6.94	5.72	6.70	70	40.47	33.22	39.02
28	7.34	5.93	7.06	71	41.04	33.80	39.59
29	7.74	6.14	7.42	72	41.62	34.38	40.17
30	8.14	6.35	7.78	73	42.20	34.96	40.75
31	8.53	6.56	8.14	74	42.79	35.56	41.34
32	8.93	6.77	8.50	75	43.37	36.14	41.92
33	9.33	6.98	8.86	76	44.82	37.35	43.33
34	9.72	7.19	9.22	77	46.27	38.56	44.73
35	10.12	7.40	9.58	78	47.71	39.77	46.12
36	10.74	7.91	10.17	79	49.16	40.98	47.52
37	11.35	8.43	10.77	80	50.60	42.18	48.92
38	11.97	8.94	11.36	81	52.05	43.39	50.32
39	12.59	9.45	11.96	82	53.50	44.60	51.72
40	13.21	9.97	12.56	83	54.94	45.81	53.11
41	13.82	10.48	13.15	84	56.39	47.02	54.52
42	14.44	10.99	13.75	85	57.83	48.22	55.91

69

APPENDIX D

APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)

Guideline Premium/Cash Value Corridor Test

Insured’s Attained Age	Percentage of Policy Value	Insured’s Attained Age	Percentage of Policy Value	Insured’s Attained Age	Percentage of Policy Value
0-40	250.00	53	164.00	66	119.00
41	243.00	54	157.00	67	118.00
42	236.00	55	150.00	68	117.00
43	229.00	56	146.00	69	116.00
44	222.00	57	142.00	70	115.00
45	215.00	58	138.00	71	113.00
46	209.00	59	134.00	72	111.00
47	203.00	60	130.00	73	109.00
48	197.00	61	128.00	74	107.00
49	191.00	62	126.00	75-90	105.00
50	185.00	63	124.00	91	104.00
51	178.00	64	122.00	92	103.00
52	171.00	65	120.00	93	102.00
.				94+	101.00
70

Cash Value Accumulation Test (percentage of Surrender Value) – Male

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
0	1569.13%	1295.46%	1203.01%	1127.69%	1064.74%	1011.09%	964.65%	923.93%	887.84%	855.58%	826.50%	800.12%	776.05%	753.97%	733.62%	714.80%
1	1530.15%	1267.24%	1178.38%	1105.94%	1045.37%	993.74%	949.02%	909.80%	875.02%	843.92%	815.87%	790.43%	767.20%	745.88%	726.23%	708.04%
2	1482.94%	1230.32%	1144.91%	1075.27%	1017.04%	967.38%	924.36%	886.62%	853.16%	823.22%	796.23%	771.72%	749.35%	728.82%	709.89%	692.36%
3	1433.47%	1190.72%	1108.62%	1041.68%	985.69%	937.94%	896.57%	860.28%	828.09%	799.29%	773.31%	749.73%	728.20%	708.44%	690.22%	673.35%
4	1383.22%	1149.89%	1070.98%	1006.62%	952.80%	906.89%	867.11%	832.21%	801.25%	773.55%	748.56%	725.88%	705.17%	686.16%	668.63%	652.39%
5	1333.54%	1109.26%	1033.40%	971.53%	919.78%	875.64%	837.39%	803.83%	774.06%	747.42%	723.39%	701.57%	681.65%	663.36%	646.50%	630.88%
6	1285.51%	1069.93%	997.00%	937.52%	887.77%	845.33%	808.55%	776.28%	747.65%	722.03%	698.92%	677.94%	658.78%	641.19%	624.97%	609.94%
7	1239.23%	1032.01%	961.90%	904.73%	856.89%	816.09%	780.73%	749.70%	722.17%	697.53%	675.31%	655.13%	636.70%	619.78%	604.17%	589.72%
8	1194.50%	995.31%	927.92%	872.95%	826.97%	787.74%	753.74%	723.90%	697.43%	673.73%	652.36%	632.95%	615.23%	598.95%	583.94%	570.04%
9	1151.27%	959.81%	895.02%	842.18%	797.97%	760.25%	727.56%	698.87%	673.42%	650.63%	630.08%	611.41%	594.36%	578.71%	564.27%	550.90%
10	1109.62%	925.58%	863.30%	812.50%	770.00%	733.74%	702.31%	674.72%	650.24%	628.33%	608.56%	590.61%	574.22%	559.16%	545.27%	532.41%
11	1069.37%	892.47%	832.60%	783.77%	742.91%	708.04%	677.82%	651.29%	627.76%	606.69%	587.68%	570.41%	554.64%	540.16%	526.80%	514.43%
12	1030.88%	860.84%	803.30%	756.35%	717.07%	683.55%	654.50%	628.99%	606.36%	586.10%	567.82%	551.21%	536.05%	522.12%	509.27%	497.36%
13	994.22%	830.80%	775.49%	730.36%	692.60%	660.37%	632.44%	607.91%	586.15%	566.67%	549.09%	533.12%	518.53%	505.13%	492.77%	481.32%
14	959.26%	802.20%	749.04%	705.66%	669.36%	638.38%	611.53%	587.95%	567.02%	548.29%	531.38%	516.02%	501.99%	489.10%	477.21%	466.20%
15	926.02%	775.10%	724.01%	682.32%	647.43%	617.65%	591.83%	569.16%	549.04%	531.03%	514.77%	500.00%	486.50%	474.11%	462.67%	452.07%
16	894.82%	749.82%	700.73%	660.67%	627.14%	598.52%	573.70%	551.91%	532.56%	515.24%	499.61%	485.40%	472.42%	460.50%	449.49%	439.30%
17	865.39%	726.11%	678.95%	640.46%	608.24%	580.74%	556.89%	535.94%	517.35%	500.69%	485.66%	472.00%	459.52%	448.05%	437.46%	427.65%
18	837.56%	703.81%	658.52%	621.55%	590.60%	564.18%	541.26%	521.13%	503.26%	487.26%	472.80%	459.67%	447.67%	436.64%	426.46%	417.02%
19	810.85%	682.43%	638.94%	603.44%	573.71%	548.33%	526.32%	506.98%	489.81%	474.43%	460.54%	447.92%	436.38%	425.78%	415.99%	406.92%
20	785.02%	661.73%	619.97%	585.89%	557.34%	532.97%	511.83%	493.26%	476.77%	461.99%	448.65%	436.52%	425.44%	415.25%	405.84%	397.12%
21	759.92%	641.57%	601.48%	568.76%	541.36%	517.96%	497.66%	479.83%	463.99%	449.80%	436.99%	425.34%	414.69%	404.90%	395.86%	387.48%
22	735.44%	621.83%	583.36%	551.95%	525.65%	503.18%	483.70%	466.58%	451.37%	437.74%	425.44%	414.25%	404.03%	394.62%	385.94%	377.89%
23	711.67%	602.62%	565.70%	535.55%	510.31%	488.75%	470.04%	453.61%	439.01%	425.93%	414.12%	403.38%	393.56%	384.53%	376.20%	368.47%
24	688.55%	583.88%	548.44%	519.51%	495.29%	474.60%	456.65%	440.87%	426.87%	414.31%	402.98%	392.67%	383.24%	374.58%	366.58%	359.16%
25	666.09%	565.64%	531.63%	503.87%	480.63%	460.77%	443.55%	428.42%	414.98%	402.93%	392.05%	382.16%	373.12%	364.80%	357.12%	350.00%
26	644.29%	547.89%	515.26%	488.62%	466.32%	447.27%	430.75%	416.23%	403.34%	391.78%	381.34%	371.85%	363.18%	355.20%	347.83%	341.00%
27	623.22%	530.72%	499.42%	473.86%	452.47%	434.20%	418.35%	404.42%	392.06%	380.97%	370.96%	361.86%	353.54%	345.89%	338.82%	332.27%
28	602.86%	514.11%	484.08%	459.57%	439.05%	421.53%	406.33%	392.97%	381.11%	370.49%	360.89%	352.16%	344.19%	336.85%	330.08%	323.80%
29	583.03%	497.88%	469.07%	445.56%	425.88%	409.07%	394.50%	381.70%	370.33%	360.14%	350.94%	342.57%	334.92%	327.89%	321.40%	315.38%
30	563.67%	481.96%	454.32%	431.77%	412.90%	396.79%	382.81%	370.53%	359.63%	349.86%	341.04%	333.03%	325.70%	318.96%	312.73%	306.96%
31	544.80%	466.40%	439.89%	418.26%	400.16%	384.70%	371.30%	359.53%	349.08%	339.72%	331.26%	323.58%	316.55%	310.09%	304.13%	298.60%
32	526.44%	451.20%	425.76%	405.02%	387.66%	372.84%	359.99%	348.70%	338.68%	329.70%	321.60%	314.23%	307.50%	301.31%	295.59%	290.29%
33	508.58%	436.38%	411.98%	392.08%	375.43%	361.22%	348.89%	338.07%	328.46%	319.86%	312.09%	305.03%	298.57%	292.64%	287.17%	282.09%
34	491.28%	421.99%	398.58%	379.49%	363.52%	349.89%	338.07%	327.69%	318.48%	310.24%	302.79%	296.02%	289.84%	284.15%	278.90%	274.04%
35	474.52%	408.03%	385.57%	367.26%	351.94%	338.87%	327.54%	317.59%	308.76%	300.85%	293.71%	287.23%	281.30%	275.85%	270.83%	266.16%
36	458.30%	394.49%	372.94%	355.37%	340.68%	328.15%	317.28%	307.74%	299.28%	291.70%	284.86%	278.64%	272.96%	267.74%	262.93%	258.46%
37	442.66%	381.42%	360.75%	343.90%	329.81%	317.79%	307.37%	298.23%	290.11%	282.85%	276.29%	270.34%	264.89%	259.89%	255.28%	251.00%
38	427.55%	368.79%	348.96%	332.79%	319.28%	307.76%	297.77%	289.00%	281.23%	274.26%	267.98%	262.27%	257.06%	252.27%	247.85%	243.75%
39	413.01%	356.62%	337.60%	322.10%	309.14%	298.09%	288.52%	280.12%	272.66%	265.99%	259.97%	254.50%	249.51%	244.92%	240.68%	236.76%
40	399.00%	344.90%	326.65%	311.79%	299.37%	288.77%	279.60%	271.54%	264.40%	258.01%	252.24%	247.00%	242.22%	237.82%	233.77%	230.02%
41	385.51%	333.61%	316.11%	301.86%	289.94%	279.79%	270.99%	263.28%	256.43%	250.31%	244.79%	239.77%	235.19%	230.98%	227.10%	223.50%
42	372.54%	322.75%	305.97%	292.30%	280.89%	271.15%	262.73%	255.33%	248.78%	242.91%	237.62%	232.82%	228.43%	224.40%	220.69%	217.24%
43	360.09%	312.33%	296.24%	283.14%	272.20%	262.87%	254.80%	247.72%	241.44%	235.82%	230.75%	226.15%	221.96%	218.10%	214.55%	211.25%
44	348.13%	302.34%	286.91%	274.36%	263.87%	254.94%	247.20%	240.42%	234.41%	229.03%	224.18%	219.78%	215.76%	212.07%	208.67%	205.52%
45	336.69%	292.78%	277.99%	265.96%	255.92%	247.36%	239.95%	233.46%	227.71%	222.56%	217.92%	213.71%	209.86%	206.34%	203.08%	200.07%
46	325.73%	283.63%	269.47%	257.94%	248.32%	240.13%	233.04%	226.83%	221.32%	216.39%	211.96%	207.93%	204.25%	200.88%	197.77%	194.90%
47	315.22%	274.86%	261.29%	250.26%	241.04%	233.20%	226.42%	220.47%	215.20%	210.49%	206.25%	202.40%	198.89%	195.67%	192.70%	189.95%
48	305.12%	266.45%	253.45%	242.88%	234.07%	226.56%	220.07%	214.38%	209.35%	204.84%	200.79%	197.11%	193.75%	190.67%	187.84%	185.21%
49	295.35%	258.29%	245.85%	235.73%	227.29%	220.11%	213.90%	208.46%	203.64%	199.34%	195.46%	191.94%	188.74%	185.80%	183.09%	180.59%
50	285.91%	250.40%	238.48%	228.79%	220.71%	213.84%	207.90%	202.70%	198.09%	193.98%	190.28%	186.92%	183.86%	181.05%	178.46%	176.07%
51	276.80%	242.77%	231.35%	222.08%	214.35%	207.78%	202.10%	197.12%	192.72%	188.79%	185.25%	182.04%	179.12%	176.44%	173.97%	171.69%
52	268.02%	235.43%	224.49%	215.62%	208.22%	201.93%	196.50%	191.75%	187.54%	183.78%	180.40%	177.34%	174.55%	171.99%	169.64%	167.46%
53	259.61%	228.39%	217.92%	209.43%	202.36%	196.34%	191.15%	186.60%	182.59%	179.00%	175.77%	172.85%	170.18%	167.74%	165.49%	163.42%
54	251.56%	221.65%	211.64%	203.51%	196.75%	191.00%	186.03%	181.69%	177.85%	174.43%	171.35%	168.55%	166.01%	163.68%	161.54%	159.56%
55	243.86%	215.23%	205.65%	197.88%	191.41%	185.91%	181.17%	177.03%	173.36%	170.09%	167.15%	164.49%	162.06%	159.84%	157.80%	155.92%
56	236.52%	209.12%	199.96%	192.53%	186.35%	181.10%	176.57%	172.61%	169.11%	166.00%	163.19%	160.65%	158.34%	156.23%	154.28%	152.49%
57	229.52%	203.30%	194.54%	187.44%	181.54%	176.53%	172.21%	168.43%	165.10%	162.12%	159.45%	157.03%	154.83%	152.82%	150.96%	149.26%
58	222.84%	197.76%	189.39%	182.61%	176.97%	172.19%	168.07%	164.47%	161.29%	158.45%	155.91%	153.61%	151.51%	149.59%	147.83%	146.21%
59	216.41%	192.43%	184.43%	177.95%	172.57%	168.01%	164.08%	160.65%	157.62%	154.92%	152.49%	150.30%	148.31%	146.48%	144.81%	143.26%
60	210.23%	187.30%	179.66%	173.48%	168.34%	163.99%	160.24%	156.97%	154.09%	151.52%	149.21%	147.12%	145.23%	143.49%	141.90%	140.43%
61	204.30%	182.38%	175.09%	169.19%	164.29%	160.15%	156.57%	153.46%	150.71%	148.26%	146.07%	144.08%	142.28%	140.63%	139.12%	137.72%
62	198.65%	177.71%	170.74%	165.12%	160.45%	156.50%	153.09%	150.13%	147.51%	145.18%	143.10%	141.21%	139.50%	137.93%	136.49%	135.17%
63	193.28%	173.28%	166.64%	161.27%	156.83%	153.06%	149.82%	147.00%	144.51%	142.30%	140.32%	138.52%	136.90%	135.41%	134.05%	132.79%
64	188.19%	169.10%	162.77%	157.66%	153.42%	149.84%	146.76%	144.08%	141.71%	139.61%	137.73%	136.03%	134.48%	133.07%	131.78%	130.59%
65	183.35%	165.14%	159.11%	154.24%	150.21%	146.81%	143.88%	141.33%	139.09%	137.09%	135.30%	133.69%	132.23%	130.89%	129.67%	128.54%
66	178.74%	161.38%	155.64%	151.01%	147.18%	143.94%	141.16%	138.75%	136.62%	134.73%	133.03%	131.51%	130.12%	128.86%	127.70%	126.63%
67	174.34%	157.79%	152.33%	147.93%	144.29%	141.22%	138.58%	136.29%	134.28%	132.49%	130.88%	129.44%	128.13%	126.93%	125.84%	124.83%
68	170.11%	154.35%	149.15%	144.97%	141.52%	138.61%	136.11%	133.94%	132.03%	130.34%	128.82%	127.46%	126.22%	125.09%	124.06%	123.11%
69	166.04%	151.04%	146.10%	142.14%	138.86%	136.10%	133.74%	131.69%	129.88%	128.28%	126.85%	125.56%	124.39%	123.33%	122.36%	121.46%
70	162.12%	147.85%	143.16%	139.39%	136.29%	133.68%	131.44%	129.50%	127.80%	126.29%	124.94%	123.72%	122.62%	121.62%	120.70%	119.86%
71	158.36%	144.78%	140.33%	136.76%	133.82%	131.35%	129.24%	127.40%	125.79%	124.37%	123.10%	121.95%	120.92%	119.97%	119.11%	118.32%
72	154.74%	141.83%	137.61%	134.23%	131.45%	129.11%	127.12%	125.39%	123.87%	122.53%	121.33%	120.25%	119.28%	118.39%	117.58%	116.84%
73	151.32%	139.06%	135.06%	131.86%	129.23%	127.02%	125.14%	123.50%	122.07%	120.81%	119.68%	118.67%	117.76%	116.93%	116.17%	115.47%
74	148.07%	136.43%	132.64%	129.61%	127.13%	125.04%	123.27%	121.73%	120.39%	119.20%	118.14%	117.19%	116.33%	115.56%	114.84%	114.19%
75	144.97%	133.92%	130.33%	127.47%	125.13%	123.17%	121.49%	120.05%	118.79%	117.67%	116.68%	115.79%	114.99%	114.26%	113.59%	112.98%
76	142.02%	131.53%	128.14%	125.44%	123.23%	121.38%	119.81%	118.45%	117.27%	116.22%	115.29%	114.46%	113.71%	113.03%	112.41%	111.84%
77	139.20%	129.26%	126.05%	123.50%	121.42%	119.68%	118.20%	116.93%	115.82%	114.84%	113.97%	113.19%	112.49%	111.85%	111.27%	110.74%
78	136.52%	127.10%	124.07%	121.66%	119.70%	118.07%	116.68%	115.48%	114.44%	113.53%	112.71%	111.99%	111.33%	110.74%	110.20%	109.71%
79	133.99%	125.07%	122.20%	119.94%	118.09%	116.55%	115.25%	114.13%	113.16%	112.30%	111.54%	110.86%	110.25%	109.70%	109.20%	108.74%
80	131.61%	123.17%	120.47%	118.33%	116.60%	115.15%	113.93%	112.88%	111.97%	111.17%	110.46%	109.83%	109.26%	108.74%	108.28%	107.85%
81	129.39%	121.40%	118.85%	116.84%	115.21%	113.85%	112.71%	111.72%	110.87%	110.12%	109.46%	108.87%	108.34%	107.86%	107.43%	107.03%
82	127.31%	119.76%	117.36%	115.47%	113.93%	112.66%	111.59%	110.67%	109.87%	109.18%	108.56%	108.01%	107.52%	107.07%	106.67%	106.30%
83	125.37%	118.23%	115.97%	114.19%	112.75%	111.56%	110.55%	109.69%	108.95%	108.30%	107.73%	107.22%	106.76%	106.34%	105.97%	105.63%
84	123.54%	116.80%	114.66%	112.99%	111.64%	110.52%	109.58%	108.78%	108.09%	107.48%	106.95%	106.47%	106.05%	105.67%	105.32%	105.00%
85	121.83%	115.46%	113.45%	111.87%	110.60%	109.56%	108.68%	107.93%	107.29%	106.72%	106.23%	105.78%	105.39%	105.03%	104.71%	104.42%
86	120.23%	114.22%	112.32%	110.84%	109.65%	108.67%	107.85%	107.15%	106.55%	106.02%	105.56%	105.15%	104.78%	104.45%	104.15%	103.88%
87	118.75%	113.08%	111.29%	109.90%	108.78%	107.86%	107.09%	106.43%	105.87%	105.38%	104.95%	104.57%	104.23%	103.92%	103.64%	103.39%
88	117.39%	112.05%	110.36%	109.04%	107.99%	107.12%	106.40%	105.79%	105.26%	104.80%	104.40%	104.05%	103.73%	103.44%	103.19%	102.95%
89	116.14%	111.11%	109.52%	108.27%	107.28%	106.46%	105.79%	105.21%	104.72%	104.29%	103.91%	103.58%	103.28%	103.02%	102.78%	102.56%
90	114.98%	110.27%	108.76%	107.59%	106.65%	105.88%	105.24%	104.70%	104.24%	103.83%	103.48%	103.17%	102.89%	102.64%	102.42%	102.22%
91	113.92%	109.52%	108.10%	106.99%	106.11%	105.38%	104.78%	104.27%	103.83%	103.45%	103.12%	102.83%	102.56%	102.33%	102.13%	101.97%
92	112.89%	108.82%	107.49%	106.44%	105.60%	104.92%	104.35%	103.87%	103.46%	103.10%	102.79%	102.51%	102.27%	102.05%	101.97%	101.00%
93	111.89%	108.16%	106.91%	105.93%	105.14%	104.49%	103.95%	103.50%	103.11%	102.78%	102.48%	102.23%	102.00%	101.97%	101.00%	101.00%
94	110.88%	107.53%	106.38%	105.45%	104.71%	104.10%	103.59%	103.16%	102.79%	102.48%	102.20%	101.97%	101.97%	101.00%	101.00%	101.00%
95	109.83%	106.91%	105.87%	105.01%	104.32%	103.74%	103.26%	102.85%	102.50%	102.20%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
96	108.68%	106.29%	105.38%	104.61%	103.97%	103.43%	102.98%	102.59%	102.26%	101.98%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
97	107.33%	105.55%	104.82%	104.18%	103.61%	103.13%	102.71%	102.34%	102.03%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
98	105.61%	104.55%	104.06%	103.61%	103.19%	102.80%	102.44%	102.11%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
99	103.30%	102.95%	102.78%	102.61%	102.44%	102.26%	102.09%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
71

Cash Value Accumulation Test (percentage of Surrender Value) – Female

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
0	1871.18%	1550.58%	1442.06%	1353.71%	1279.93%	1217.10%	1162.74%	1115.10%	1072.89%	1035.14%	1001.13%	970.28%	942.11%	916.27%	892.44%	870.39%
1	1814.33%	1506.36%	1402.09%	1317.18%	1246.26%	1185.87%	1133.61%	1087.79%	1047.20%	1010.90%	978.18%	948.49%	921.39%	896.52%	873.59%	852.36%
2	1754.86%	1458.98%	1358.78%	1277.18%	1209.02%	1150.97%	1100.73%	1056.69%	1017.66%	982.76%	951.30%	922.75%	896.69%	872.77%	850.71%	830.29%
3	1694.51%	1410.18%	1313.89%	1235.46%	1169.96%	1114.16%	1065.87%	1023.53%	986.01%	952.46%	922.21%	894.76%	869.70%	846.70%	825.49%	805.85%
4	1634.44%	1361.19%	1268.64%	1193.25%	1130.29%	1076.65%	1030.23%	989.53%	953.46%	921.21%	892.13%	865.73%	841.64%	819.52%	799.13%	780.25%
5	1576.08%	1313.46%	1224.50%	1152.05%	1091.52%	1039.97%	995.34%	956.22%	921.55%	890.54%	862.58%	837.21%	814.04%	792.78%	773.17%	755.01%
6	1519.42%	1267.00%	1181.50%	1111.86%	1053.68%	1004.12%	961.23%	923.62%	890.29%	860.48%	833.60%	809.21%	786.94%	766.49%	747.64%	730.19%
7	1464.64%	1222.04%	1139.86%	1072.92%	1017.00%	969.37%	928.13%	891.98%	859.94%	831.28%	805.44%	781.99%	760.58%	740.93%	722.80%	706.02%
8	1412.28%	1179.12%	1100.14%	1035.80%	982.05%	936.27%	896.63%	861.89%	831.09%	803.54%	778.70%	756.16%	735.57%	716.68%	699.25%	683.12%
9	1361.63%	1137.56%	1061.65%	999.81%	948.15%	904.14%	866.05%	832.65%	803.04%	776.56%	752.69%	731.02%	711.23%	693.07%	676.32%	660.80%
10	1312.67%	1097.32%	1024.36%	964.92%	915.27%	872.97%	836.36%	804.26%	775.80%	750.34%	727.40%	706.56%	687.54%	670.08%	653.98%	639.07%
11	1265.49%	1058.52%	988.40%	931.28%	883.56%	842.90%	807.71%	776.86%	749.50%	725.04%	702.98%	682.96%	664.67%	647.89%	632.41%	618.07%
12	1220.02%	1021.12%	953.73%	898.83%	852.96%	813.89%	780.06%	750.41%	724.12%	700.60%	679.40%	660.15%	642.58%	626.44%	611.56%	597.78%
13	1176.58%	985.44%	920.68%	867.92%	823.84%	786.29%	753.79%	725.28%	700.02%	677.41%	657.04%	638.54%	621.65%	606.14%	591.84%	578.60%
14	1134.91%	951.25%	889.02%	838.32%	795.96%	759.88%	728.64%	701.25%	676.97%	655.25%	635.66%	617.89%	601.65%	586.75%	573.01%	560.28%
15	1094.92%	918.45%	858.65%	809.94%	769.24%	734.56%	704.55%	678.23%	654.90%	634.02%	615.20%	598.12%	582.52%	568.20%	554.99%	542.76%
16	1056.41%	886.86%	829.40%	782.59%	743.49%	710.17%	681.33%	656.04%	633.62%	613.56%	595.48%	579.07%	564.08%	550.32%	537.62%	525.87%
17	1019.50%	856.61%	801.41%	756.43%	718.86%	686.85%	659.14%	634.85%	613.31%	594.04%	576.67%	560.90%	546.49%	533.27%	521.08%	509.78%
18	983.92%	827.43%	774.40%	731.19%	695.10%	664.35%	637.73%	614.38%	593.69%	575.18%	558.49%	543.34%	529.50%	516.80%	505.09%	494.24%
19	949.61%	799.27%	748.33%	706.82%	672.15%	642.61%	617.04%	594.61%	574.73%	556.95%	540.92%	526.37%	513.08%	500.87%	489.62%	479.20%
20	916.60%	772.18%	723.24%	683.37%	650.06%	621.69%	597.12%	575.59%	556.49%	539.41%	524.01%	510.03%	497.27%	485.55%	474.74%	464.73%
21	884.67%	745.94%	698.93%	660.63%	628.64%	601.38%	577.79%	557.10%	538.76%	522.36%	507.57%	494.14%	481.88%	470.63%	460.25%	450.63%
22	853.79%	720.53%	675.37%	638.58%	607.85%	581.67%	559.01%	539.14%	521.53%	505.78%	491.57%	478.68%	466.90%	456.10%	446.13%	436.89%
23	823.99%	695.98%	652.61%	617.27%	587.76%	562.61%	540.85%	521.77%	504.85%	489.72%	476.08%	463.70%	452.39%	442.01%	432.44%	423.58%
24	795.11%	672.15%	630.49%	596.55%	568.20%	544.05%	523.15%	504.82%	488.58%	474.05%	460.95%	449.06%	438.20%	428.23%	419.04%	410.53%
25	767.25%	649.13%	609.11%	576.52%	549.29%	526.10%	506.02%	488.42%	472.82%	458.87%	446.29%	434.87%	424.45%	414.88%	406.05%	397.88%
26	740.35%	626.89%	588.46%	557.15%	531.00%	508.72%	489.44%	472.54%	457.56%	444.16%	432.08%	421.12%	411.11%	401.92%	393.45%	385.61%
27	714.38%	605.40%	568.48%	538.41%	513.30%	491.91%	473.39%	457.16%	442.78%	429.91%	418.32%	407.79%	398.18%	389.36%	381.23%	373.69%
28	689.39%	584.72%	549.26%	520.38%	496.26%	475.72%	457.94%	442.36%	428.55%	416.19%	405.06%	394.96%	385.73%	377.26%	369.45%	362.23%
29	665.29%	564.76%	530.70%	502.97%	479.81%	460.08%	443.01%	428.05%	414.79%	402.93%	392.24%	382.54%	373.69%	365.56%	358.06%	351.13%
30	642.04%	545.49%	512.78%	486.15%	463.91%	444.97%	428.58%	414.21%	401.48%	390.10%	379.84%	370.53%	362.03%	354.23%	347.03%	340.37%
31	619.58%	526.85%	495.44%	469.86%	448.51%	430.32%	414.58%	400.79%	388.57%	377.64%	367.79%	358.85%	350.69%	343.21%	336.30%	329.91%

72

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
32	597.97%	508.91%	478.75%	454.19%	433.68%	416.22%	401.11%	387.87%	376.14%	365.65%	356.19%	347.62%	339.79%	332.60%	325.98%	319.84%
33	577.13%	491.61%	462.64%	439.06%	419.37%	402.60%	388.10%	375.39%	364.13%	354.06%	344.98%	336.75%	329.24%	322.34%	315.99%	310.10%
34	557.07%	474.93%	447.12%	424.48%	405.57%	389.48%	375.55%	363.35%	352.54%	342.88%	334.17%	326.27%	319.06%	312.45%	306.35%	300.70%
35	537.75%	458.88%	432.18%	410.44%	392.29%	376.84%	363.48%	351.76%	341.39%	332.12%	323.76%	316.18%	309.26%	302.91%	297.06%	291.65%
36	519.22%	443.50%	417.86%	396.99%	379.57%	364.74%	351.91%	340.67%	330.72%	321.82%	313.80%	306.53%	299.89%	293.80%	288.19%	283.00%
37	501.37%	428.66%	404.05%	384.01%	367.29%	353.06%	340.75%	329.96%	320.41%	311.87%	304.18%	297.20%	290.84%	285.00%	279.62%	274.64%
38	484.19%	414.39%	390.76%	371.53%	355.48%	341.82%	330.01%	319.66%	310.49%	302.30%	294.93%	288.23%	282.13%	276.53%	271.37%	266.59%
39	467.62%	400.61%	377.93%	359.47%	344.06%	330.96%	319.62%	309.69%	300.90%	293.04%	285.97%	279.55%	273.69%	268.32%	263.38%	258.80%
40	451.63%	387.30%	365.52%	347.81%	333.03%	320.45%	309.57%	300.05%	291.61%	284.07%	277.29%	271.13%	265.52%	260.37%	255.62%	251.23%
41	436.21%	374.45%	353.55%	336.55%	322.36%	310.29%	299.85%	290.72%	282.63%	275.40%	268.89%	262.98%	257.60%	252.66%	248.12%	243.91%
42	421.34%	362.05%	341.99%	325.67%	312.06%	300.48%	290.47%	281.70%	273.94%	267.01%	260.77%	255.10%	249.94%	245.21%	240.85%	236.82%
43	407.02%	350.11%	330.86%	315.20%	302.14%	291.03%	281.42%	273.01%	265.57%	258.92%	252.93%	247.51%	242.56%	238.02%	233.84%	229.98%
44	393.24%	338.62%	320.14%	305.11%	292.58%	281.92%	272.71%	264.64%	257.50%	251.13%	245.38%	240.18%	235.44%	231.09%	227.08%	223.38%
45	379.99%	327.56%	309.83%	295.41%	283.39%	273.16%	264.32%	256.59%	249.74%	243.62%	238.12%	233.13%	228.58%	224.42%	220.58%	217.03%
46	367.25%	316.93%	299.92%	286.09%	274.55%	264.74%	256.26%	248.85%	242.28%	236.42%	231.14%	226.36%	222.00%	218.01%	214.33%	210.93%
47	355.02%	306.74%	290.41%	277.14%	266.08%	256.67%	248.54%	241.43%	235.13%	229.51%	224.45%	219.87%	215.69%	211.87%	208.34%	205.08%
48	343.31%	296.98%	281.32%	268.59%	257.97%	248.95%	241.16%	234.34%	228.30%	222.92%	218.07%	213.68%	209.68%	206.01%	202.63%	199.51%
49	332.07%	287.63%	272.60%	260.39%	250.22%	241.57%	234.09%	227.56%	221.77%	216.61%	211.97%	207.76%	203.92%	200.41%	197.18%	194.19%
50	321.32%	278.69%	264.28%	252.57%	242.82%	234.52%	227.36%	221.09%	215.55%	210.61%	206.16%	202.13%	198.45%	195.09%	191.99%	189.13%
51	311.03%	270.14%	256.33%	245.10%	235.75%	227.80%	220.94%	214.93%	209.62%	204.88%	200.62%	196.76%	193.25%	190.02%	187.06%	184.32%
52	301.18%	261.97%	248.73%	237.97%	229.00%	221.39%	214.81%	209.06%	203.97%	199.44%	195.35%	191.66%	188.29%	185.21%	182.37%	179.75%
53	291.76%	254.18%	241.48%	231.17%	222.58%	215.28%	208.98%	203.48%	198.61%	194.26%	190.35%	186.82%	183.59%	180.64%	177.93%	175.42%
54	282.76%	246.74%	234.57%	224.69%	216.46%	209.47%	203.44%	198.17%	193.50%	189.35%	185.61%	182.22%	179.14%	176.31%	173.72%	171.32%
55	274.15%	239.63%	227.97%	218.51%	210.63%	203.93%	198.16%	193.11%	188.65%	184.67%	181.09%	177.85%	174.90%	172.20%	169.72%	167.43%
56	265.90%	232.83%	221.67%	212.61%	205.06%	198.66%	193.13%	188.30%	184.03%	180.22%	176.80%	173.70%	170.89%	168.30%	165.93%	163.74%
57	258.03%	226.35%	215.66%	206.99%	199.77%	193.64%	188.35%	183.73%	179.65%	176.01%	172.74%	169.78%	167.08%	164.61%	162.35%	160.25%
58	250.49%	220.16%	209.93%	201.63%	194.72%	188.86%	183.80%	179.38%	175.48%	172.00%	168.88%	166.05%	163.47%	161.12%	158.95%	156.95%
59	243.28%	214.25%	204.46%	196.52%	189.91%	184.31%	179.48%	175.25%	171.53%	168.20%	165.22%	162.52%	160.06%	157.81%	155.74%	153.84%
60	236.36%	208.59%	199.22%	191.63%	185.31%	179.96%	175.34%	171.30%	167.74%	164.57%	161.72%	159.14%	156.80%	154.65%	152.68%	150.86%
61	229.72%	203.15%	194.19%	186.93%	180.90%	175.78%	171.37%	167.52%	164.12%	161.09%	158.38%	155.92%	153.68%	151.64%	149.76%	148.02%
62	223.33%	197.92%	189.37%	182.43%	176.66%	171.78%	167.57%	163.89%	160.65%	157.76%	155.17%	152.83%	150.70%	148.75%	146.96%	145.31%
63	217.19%	192.91%	184.73%	178.10%	172.60%	167.93%	163.92%	160.41%	157.32%	154.57%	152.10%	149.87%	147.84%	145.98%	144.28%	142.70%
64	211.28%	188.08%	180.27%	173.94%	168.69%	164.24%	160.41%	157.07%	154.12%	151.50%	149.15%	147.02%	145.09%	143.32%	141.70%	140.21%
65	205.60%	183.43%	175.97%	169.94%	164.93%	160.69%	157.04%	153.85%	151.05%	148.55%	146.31%	144.29%	142.45%	140.77%	139.23%	137.81%
66	200.13%	178.96%	171.85%	166.09%	161.31%	157.27%	153.79%	150.76%	148.09%	145.72%	143.59%	141.66%	139.92%	138.32%	136.86%	135.51%
67	194.87%	174.67%	167.88%	162.39%	157.84%	153.99%	150.68%	147.79%	145.25%	142.99%	140.97%	139.14%	137.48%	135.97%	134.58%	133.30%

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
68	189.81%	170.53%	164.06%	158.83%	154.50%	150.83%	147.68%	144.94%	142.53%	140.38%	138.46%	136.72%	135.15%	133.71%	132.39%	131.18%
69	184.95%	166.57%	160.40%	155.41%	151.29%	147.80%	144.81%	142.20%	139.91%	137.87%	136.05%	134.40%	132.91%	131.55%	130.30%	129.15%
70	180.27%	162.75%	156.88%	152.13%	148.21%	144.89%	142.05%	139.57%	137.40%	135.47%	133.74%	132.18%	130.76%	129.47%	128.29%	127.20%
71	175.79%	159.10%	153.50%	148.99%	145.26%	142.11%	139.41%	137.06%	135.00%	133.16%	131.52%	130.05%	128.71%	127.49%	126.37%	125.34%
72	171.49%	155.60%	150.28%	145.99%	142.44%	139.45%	136.89%	134.66%	132.71%	130.97%	129.42%	128.02%	126.76%	125.60%	124.55%	123.57%
73	167.38%	152.26%	147.20%	143.12%	139.75%	136.92%	134.49%	132.38%	130.53%	128.89%	127.42%	126.10%	124.90%	123.81%	122.82%	121.90%
74	163.44%	149.06%	144.25%	140.38%	137.19%	134.50%	132.20%	130.21%	128.45%	126.90%	125.52%	124.27%	123.14%	122.11%	121.17%	120.31%
75	159.67%	146.01%	141.45%	137.77%	134.75%	132.20%	130.02%	128.14%	126.48%	125.02%	123.71%	122.53%	121.47%	120.50%	119.62%	118.80%
76	156.07%	143.09%	138.76%	135.28%	132.41%	130.00%	127.95%	126.16%	124.60%	123.22%	121.99%	120.88%	119.88%	118.97%	118.14%	117.37%
77	152.61%	140.31%	136.20%	132.90%	130.19%	127.91%	125.97%	124.28%	122.81%	121.51%	120.35%	119.31%	118.37%	117.51%	116.73%	116.02%
78	149.31%	137.64%	133.75%	130.63%	128.06%	125.91%	124.07%	122.49%	121.10%	119.88%	118.79%	117.81%	116.93%	116.13%	115.39%	114.72%
79	146.14%	135.09%	131.40%	128.45%	126.03%	124.00%	122.27%	120.77%	119.47%	118.32%	117.30%	116.38%	115.55%	114.80%	114.11%	113.49%
80	143.10%	132.65%	129.16%	126.37%	124.08%	122.16%	120.53%	119.13%	117.90%	116.82%	115.86%	115.00%	114.23%	113.52%	112.88%	112.30%
81	140.19%	130.30%	127.01%	124.37%	122.21%	120.40%	118.86%	117.54%	116.39%	115.37%	114.47%	113.67%	112.94%	112.28%	111.68%	111.14%
82	137.46%	128.12%	125.01%	122.52%	120.47%	118.77%	117.33%	116.08%	115.00%	114.05%	113.20%	112.45%	111.77%	111.15%	110.59%	110.08%
83	134.91%	126.10%	123.16%	120.81%	118.88%	117.28%	115.92%	114.75%	113.73%	112.84%	112.05%	111.34%	110.71%	110.13%	109.61%	109.13%
84	132.49%	124.20%	121.43%	119.21%	117.40%	115.89%	114.61%	113.51%	112.56%	111.72%	110.98%	110.32%	109.72%	109.19%	108.70%	108.26%
85	130.20%	122.42%	119.80%	117.72%	116.01%	114.59%	113.39%	112.36%	111.46%	110.68%	109.99%	109.37%	108.82%	108.32%	107.86%	107.45%
86	128.04%	120.75%	118.30%	116.33%	114.73%	113.39%	112.26%	111.30%	110.46%	109.73%	109.08%	108.50%	107.98%	107.52%	107.10%	106.71%
87	125.96%	119.14%	116.83%	114.99%	113.48%	112.22%	111.16%	110.25%	109.46%	108.78%	108.17%	107.63%	107.14%	106.71%	106.31%	105.96%
88	124.03%	117.68%	115.52%	113.79%	112.37%	111.19%	110.19%	109.33%	108.59%	107.95%	107.37%	106.87%	106.41%	106.00%	105.63%	105.30%
89	122.23%	116.36%	114.34%	112.72%	111.39%	110.28%	109.34%	108.54%	107.84%	107.23%	106.69%	106.21%	105.79%	105.40%	105.05%	104.74%
90	120.55%	115.16%	113.29%	111.78%	110.54%	109.50%	108.63%	107.87%	107.22%	106.65%	106.15%	105.70%	105.29%	104.93%	104.60%	104.30%
91	118.92%	114.03%	112.32%	110.92%	109.77%	108.82%	108.00%	107.31%	106.70%	106.17%	105.71%	105.29%	104.92%	104.58%	104.28%	104.00%
92	117.17%	112.78%	111.22%	109.94%	108.88%	107.99%	107.25%	106.60%	106.05%	105.56%	105.13%	104.75%	104.41%	104.10%	103.82%	103.57%
93	115.39%	111.50%	110.08%	108.91%	107.94%	107.13%	106.44%	105.85%	105.34%	104.89%	104.50%	104.15%	103.84%	103.56%	103.31%	103.07%
94	113.63%	110.24%	108.97%	107.92%	107.04%	106.29%	105.66%	105.11%	104.64%	104.24%	103.88%	103.56%	103.27%	103.02%	102.79%	102.58%
95	111.88%	109.03%	107.93%	106.99%	106.20%	105.52%	104.93%	104.43%	104.00%	103.62%	103.28%	102.99%	102.73%	102.50%	102.29%	102.10%
96	110.15%	107.90%	106.98%	106.18%	105.49%	104.88%	104.35%	103.88%	103.48%	103.13%	102.81%	102.54%	102.30%	102.09%	101.97%	101.97%
97	108.30%	106.71%	106.02%	105.40%	104.83%	104.32%	103.85%	103.44%	103.06%	102.73%	102.43%	102.16%	101.97%	101.97%	101.00%	101.00%
98	106.19%	105.33%	104.93%	104.54%	104.18%	103.83%	103.50%	103.18%	102.89%	102.61%	102.34%	102.10%	101.00%	101.00%	101.00%	101.00%
99	103.48%	103.22%	103.09%	102.96%	102.83%	102.70%	102.57%	102.44%	102.31%	102.19%	102.06%	101.97%	101.00%	101.00%	101.00%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

Cash Value Accumulation Test (percentage of Surrender Value) – Unisex

Table: Age:	Standard	150% 2	175% 3	200% 4	225% 5	250% 6	275% 7	300% 8	325% 9	350% 10	375% 11	400% 12	425% 13	450% 14	475% 15	500% 16
0	1620.92%	1337.91%	1242.50%	1164.84%	1099.98%	1044.74%	996.93%	955.03%	917.90%	884.70%	854.78%	827.64%	802.88%	780.16%	759.22%	739.85%
1	1579.05%	1307.16%	1215.44%	1140.76%	1078.38%	1025.22%	979.20%	938.85%	903.08%	871.09%	842.26%	816.09%	792.21%	770.29%	750.08%	731.38%
2	1529.85%	1268.58%	1180.44%	1108.65%	1048.66%	997.54%	953.28%	914.46%	880.05%	849.27%	821.52%	796.33%	773.33%	752.22%	732.76%	714.75%
3	1478.47%	1227.38%	1142.65%	1073.64%	1015.98%	966.82%	924.26%	886.93%	853.84%	824.22%	797.53%	773.29%	751.16%	730.85%	712.13%	694.79%
4	1426.61%	1185.28%	1103.83%	1037.49%	982.05%	934.80%	893.87%	857.98%	826.15%	797.67%	771.99%	748.68%	727.40%	707.86%	689.84%	673.16%
5	1375.49%	1143.52%	1065.23%	1001.45%	948.15%	902.71%	863.37%	828.85%	798.24%	770.86%	746.16%	723.75%	703.27%	684.48%	667.15%	651.10%
6	1325.90%	1102.91%	1027.65%	966.34%	915.10%	871.42%	833.59%	800.40%	770.97%	744.63%	720.88%	699.32%	679.63%	661.56%	644.89%	629.45%
7	1278.13%	1063.79%	991.44%	932.50%	883.23%	841.24%	804.86%	772.95%	744.65%	719.33%	696.49%	675.75%	656.82%	639.43%	623.40%	608.55%
8	1232.10%	1026.07%	956.52%	899.86%	852.50%	812.12%	777.15%	746.46%	719.25%	694.90%	672.94%	653.00%	634.79%	618.07%	602.65%	588.36%
9	1187.60%	989.56%	922.71%	868.24%	822.71%	783.89%	750.27%	720.76%	694.60%	671.18%	650.06%	630.89%	613.37%	597.29%	582.46%	568.72%
10	1144.73%	954.37%	890.10%	837.74%	793.97%	756.65%	724.32%	695.96%	670.80%	648.28%	627.97%	609.53%	592.69%	577.22%	562.96%	549.74%
11	1103.30%	920.32%	858.54%	808.20%	766.13%	730.25%	699.17%	671.89%	647.70%	626.05%	606.52%	588.79%	572.59%	557.72%	544.00%	531.29%
12	1063.58%	887.70%	828.32%	779.93%	739.48%	704.99%	675.10%	648.88%	625.62%	604.80%	586.02%	568.97%	553.39%	539.09%	525.89%	513.67%
13	1025.77%	856.73%	799.65%	753.14%	714.25%	681.10%	652.37%	627.16%	604.79%	584.77%	566.72%	550.32%	535.33%	521.58%	508.88%	497.13%
14	989.64%	827.18%	772.32%	727.61%	690.24%	658.36%	630.74%	606.51%	585.00%	565.76%	548.39%	532.62%	518.21%	504.98%	492.77%	481.46%
15	955.23%	799.11%	746.39%	703.43%	667.50%	636.87%	610.32%	587.02%	566.35%	547.84%	531.14%	515.98%	502.12%	489.40%	477.66%	466.78%
16	922.82%	772.82%	722.16%	680.88%	646.35%	616.91%	591.39%	568.99%	549.12%	531.33%	515.28%	500.70%	487.37%	475.13%	463.84%	453.38%
17	892.14%	748.05%	699.38%	659.71%	626.54%	598.25%	573.73%	552.20%	533.10%	516.00%	500.57%	486.55%	473.74%	461.97%	451.11%	441.05%
18	863.05%	724.66%	677.91%	639.81%	607.94%	580.76%	557.20%	536.52%	518.17%	501.73%	486.90%	473.43%	461.11%	449.80%	439.36%	429.68%
19	835.09%	702.19%	657.30%	620.71%	590.11%	564.00%	541.37%	521.50%	503.87%	488.08%	473.83%	460.88%	449.04%	438.17%	428.13%	418.83%
20	808.09%	680.48%	637.38%	602.24%	572.85%	547.78%	526.04%	506.96%	490.03%	474.86%	461.17%	448.73%	437.36%	426.91%	417.27%	408.33%
21	781.83%	659.31%	617.92%	584.19%	555.97%	531.89%	511.03%	492.70%	476.44%	461.87%	448.73%	436.78%	425.86%	415.82%	406.56%	397.97%
22	756.31%	638.67%	598.94%	566.55%	539.46%	516.35%	496.31%	478.72%	463.10%	449.12%	436.49%	425.02%	414.53%	404.89%	396.00%	387.75%
23	731.54%	618.60%	580.46%	549.37%	523.37%	501.18%	481.95%	465.06%	450.07%	436.65%	424.53%	413.51%	403.44%	394.19%	385.65%	377.73%
24	707.43%	599.00%	562.39%	532.55%	507.59%	486.29%	467.83%	451.63%	437.24%	424.35%	412.72%	402.14%	392.48%	383.60%	375.40%	367.80%
25	684.04%	579.96%	544.81%	516.17%	492.22%	471.78%	454.06%	438.51%	424.70%	412.33%	401.17%	391.02%	381.75%	373.22%	365.35%	358.06%
26	661.36%	561.45%	527.72%	500.23%	477.24%	457.63%	440.63%	425.70%	412.45%	400.58%	389.87%	380.14%	371.24%	363.06%	355.51%	348.51%
27	639.47%	543.57%	511.20%	484.82%	462.76%	443.94%	427.63%	413.31%	400.60%	389.22%	378.94%	369.61%	361.07%	353.22%	345.98%	339.27%
28	618.33%	526.29%	495.23%	469.92%	448.76%	430.71%	415.06%	401.33%	389.14%	378.22%	368.36%	359.41%	351.22%	343.70%	336.75%	330.31%
29	597.76%	509.43%	479.62%	455.34%	435.04%	417.72%	402.71%	389.54%	377.85%	367.38%	357.93%	349.34%	341.49%	334.28%	327.62%	321.44%
30	577.72%	492.94%	464.34%	441.04%	421.56%	404.95%	390.56%	377.92%	366.71%	356.67%	347.61%	339.37%	331.85%	324.93%	318.55%	312.63%
31	558.24%	476.86%	449.42%	427.07%	408.38%	392.45%	378.64%	366.52%	355.77%	346.14%	337.45%	329.56%	322.34%	315.71%	309.59%	303.92%
32	539.30%	461.20%	434.86%	413.41%	395.49%	380.20%	366.96%	355.34%	345.03%	335.79%	327.46%	319.89%	312.98%	306.62%	300.75%	295.32%
33	520.93%	445.96%	420.69%	400.11%	382.91%	368.25%	355.55%	344.40%	334.51%	325.66%	317.67%	310.41%	303.78%	297.69%	292.07%	286.86%
34	503.13%	431.17%	406.92%	387.17%	370.67%	356.61%	344.42%	333.73%	324.25%	315.76%	308.10%	301.15%	294.79%	288.95%	283.56%	278.57%
35	485.92%	416.85%	393.58%	374.63%	358.80%	345.31%	333.63%	323.38%	314.28%	306.14%	298.80%	292.13%	286.04%	280.44%	275.28%	270.49%
36	469.29%	402.99%	380.65%	362.48%	347.29%	334.35%	323.15%	313.31%	304.60%	296.79%	289.75%	283.36%	277.52%	272.15%	267.20%	262.62%
37	453.25%	389.61%	368.18%	350.75%	336.18%	323.77%	313.02%	303.59%	295.23%	287.75%	281.01%	274.88%	269.28%	264.14%	259.40%	255.00%
38	437.76%	376.69%	356.13%	339.40%	325.43%	313.52%	303.22%	294.18%	286.16%	278.99%	272.52%	266.65%	261.29%	256.36%	251.82%	247.61%
39	422.86%	364.25%	344.52%	328.48%	315.08%	303.66%	293.78%	285.11%	277.43%	270.56%	264.36%	258.73%	253.59%	248.87%	244.52%	240.49%
40	408.51%	352.26%	333.33%	317.94%	305.09%	294.14%	284.67%	276.36%	269.00%	262.41%	256.47%	251.08%	246.15%	241.63%	237.47%	233.61%
41	394.67%	340.69%	322.54%	307.78%	295.45%	284.96%	275.88%	267.91%	260.86%	254.54%	248.85%	243.69%	238.97%	234.64%	230.65%	226.95%
42	381.37%	329.57%	312.16%	298.00%	286.19%	276.13%	267.42%	259.79%	253.03%	246.98%	241.53%	236.58%	232.06%	227.92%	224.09%	220.56%
43	368.58%	318.89%	302.19%	288.61%	277.28%	267.64%	259.30%	251.99%	245.51%	239.71%	234.49%	229.75%	225.43%	221.46%	217.80%	214.41%
44	356.31%	308.64%	292.62%	279.61%	268.75%	259.51%	251.51%	244.51%	238.30%	232.75%	227.75%	223.22%	219.08%	215.28%	211.78%	208.54%
45	344.55%	298.83%	283.47%	271.00%	260.59%	251.74%	244.08%	237.37%	231.43%	226.11%	221.33%	216.99%	213.02%	209.39%	206.04%	202.94%
46	333.28%	289.43%	274.71%	262.75%	252.78%	244.30%	236.97%	230.54%	224.85%	219.77%	215.19%	211.03%	207.24%	203.77%	200.56%	197.60%
47	322.46%	280.42%	266.31%	254.85%	245.30%	237.18%	230.16%	224.01%	218.56%	213.70%	209.32%	205.34%	201.72%	198.39%	195.33%	192.50%
48	312.08%	271.78%	258.26%	247.28%	238.14%	230.36%	223.64%	217.75%	212.54%	207.89%	203.70%	199.90%	196.43%	193.26%	190.33%	187.62%
49	302.05%	263.41%	250.46%	239.95%	231.19%	223.74%	217.31%	211.68%	206.69%	202.24%	198.23%	194.60%	191.29%	188.25%	185.46%	182.87%
50	292.37%	255.33%	242.92%	232.86%	224.47%	217.34%	211.18%	205.80%	201.03%	196.77%	192.94%	189.47%	186.30%	183.40%	180.73%	178.26%
51	283.05%	247.55%	235.66%	226.02%	217.99%	211.16%	205.27%	200.12%	195.56%	191.49%	187.83%	184.51%	181.48%	178.71%	176.16%	173.80%
52	274.08%	240.06%	228.67%	219.44%	211.75%	205.22%	199.59%	194.66%	190.30%	186.41%	182.91%	179.73%	176.85%	174.20%	171.76%	169.51%
53	265.49%	232.89%	221.98%	213.14%	205.79%	199.54%	194.15%	189.44%	185.27%	181.55%	178.20%	175.18%	172.42%	169.89%	167.56%	165.42%
54	257.26%	226.02%	215.58%	207.12%	200.09%	194.11%	188.96%	184.45%	180.47%	176.92%	173.72%	170.83%	168.19%	165.78%	163.56%	161.51%
55	249.40%	219.48%	209.49%	201.39%	194.66%	188.95%	184.02%	179.72%	175.91%	172.52%	169.47%	166.71%	164.20%	161.90%	159.78%	157.82%
56	241.90%	213.25%	203.69%	195.95%	189.51%	184.05%	179.35%	175.23%	171.60%	168.36%	165.45%	162.82%	160.42%	158.23%	156.21%	154.35%
57	234.75%	207.32%	198.18%	190.78%	184.63%	179.41%	174.91%	170.99%	167.52%	164.43%	161.65%	159.14%	156.86%	154.77%	152.84%	151.07%
58	227.92%	201.67%	192.93%	185.85%	179.98%	175.00%	170.71%	166.96%	163.65%	160.71%	158.06%	155.67%	153.49%	151.50%	149.67%	147.98%
59	221.35%	196.24%	187.88%	181.12%	175.51%	170.75%	166.66%	163.08%	159.93%	157.12%	154.60%	152.32%	150.25%	148.35%	146.61%	145.00%
60	215.04%	191.02%	183.03%	176.57%	171.21%	166.68%	162.77%	159.36%	156.36%	153.68%	151.28%	149.11%	147.13%	145.33%	143.67%	142.14%
61	208.98%	186.02%	178.38%	172.22%	167.10%	162.77%	159.05%	155.80%	152.94%	150.39%	148.10%	146.03%	144.16%	142.44%	140.86%	139.41%
62	203.21%	181.25%	173.96%	168.07%	163.19%	159.07%	155.52%	152.42%	149.69%	147.27%	145.09%	143.12%	141.34%	139.71%	138.21%	136.83%
63	197.71%	176.72%	169.76%	164.15%	159.50%	155.56%	152.18%	149.24%	146.64%	144.33%	142.26%	140.39%	138.69%	137.14%	135.72%	134.41%
64	192.48%	172.44%	165.80%	160.44%	156.01%	152.27%	149.05%	146.24%	143.77%	141.58%	139.61%	137.84%	136.22%	134.75%	133.40%	132.16%
65	187.50%	168.37%	162.04%	156.93%	152.71%	149.15%	146.09%	143.42%	141.08%	138.99%	137.13%	135.44%	133.91%	132.52%	131.24%	130.06%
66	182.76%	164.50%	158.46%	153.61%	149.59%	146.20%	143.29%	140.76%	138.53%	136.55%	134.78%	133.19%	131.74%	130.41%	129.20%	128.09%
67	178.21%	160.80%	155.05%	150.43%	146.61%	143.39%	140.63%	138.23%	136.11%	134.24%	132.56%	131.05%	129.67%	128.42%	127.28%	126.22%
68	173.85%	157.25%	151.78%	147.38%	143.75%	140.70%	138.07%	135.80%	133.79%	132.02%	130.43%	129.00%	127.70%	126.52%	125.44%	124.44%
69	169.66%	153.84%	148.63%	144.45%	141.01%	138.11%	135.62%	133.47%	131.57%	129.89%	128.39%	127.04%	125.81%	124.69%	123.67%	122.73%
70	165.62%	150.55%	145.60%	141.63%	138.36%	135.61%	133.25%	131.21%	129.42%	127.83%	126.41%	125.13%	123.98%	122.92%	121.96%	121.07%
71	161.74%	147.39%	142.69%	138.92%	135.82%	133.21%	130.98%	129.05%	127.35%	125.85%	124.51%	123.31%	122.22%	121.23%	120.32%	119.48%
72	158.03%	144.36%	139.89%	136.32%	133.38%	130.91%	128.80%	126.98%	125.38%	123.96%	122.70%	121.56%	120.53%	119.60%	118.74%	117.96%
73	154.50%	141.51%	137.26%	133.87%	131.09%	128.75%	126.76%	125.03%	123.52%	122.19%	121.00%	119.93%	118.96%	118.08%	117.28%	116.54%
74	151.15%	138.79%	134.77%	131.55%	128.92%	126.71%	124.83%	123.20%	121.78%	120.52%	119.40%	118.40%	117.49%	116.66%	115.91%	115.22%
75	147.95%	136.21%	132.39%	129.35%	126.86%	124.77%	123.00%	121.47%	120.13%	118.94%	117.89%	116.95%	116.09%	115.32%	114.61%	113.97%
76	144.90%	133.75%	130.13%	127.25%	124.90%	122.93%	121.26%	119.82%	118.55%	117.44%	116.46%	115.57%	114.77%	114.05%	113.39%	112.78%
77	141.99%	131.40%	127.97%	125.25%	123.03%	121.17%	119.60%	118.24%	117.06%	116.01%	115.09%	114.26%	113.51%	112.83%	112.21%	111.65%
78	139.23%	129.18%	125.93%	123.36%	121.26%	119.51%	118.03%	116.75%	115.64%	114.66%	113.79%	113.01%	112.31%	111.68%	111.10%	110.58%
79	136.61%	127.08%	124.00%	121.57%	119.59%	117.95%	116.55%	115.35%	114.31%	113.39%	112.58%	111.85%	111.20%	110.60%	110.07%	109.57%
80	134.15%	125.11%	122.20%	119.91%	118.04%	116.49%	115.18%	114.05%	113.07%	112.21%	111.45%	110.77%	110.16%	109.61%	109.10%	108.65%
81	131.83%	123.27%	120.52%	118.35%	116.59%	115.13%	113.89%	112.84%	111.92%	111.11%	110.40%	109.76%	109.19%	108.68%	108.21%	107.78%
82	129.67%	121.56%	118.96%	116.91%	115.25%	113.88%	112.72%	111.73%	110.87%	110.11%	109.45%	108.85%	108.32%	107.84%	107.40%	107.01%
83	127.65%	119.97%	117.51%	115.58%	114.02%	112.73%	111.64%	110.71%	109.90%	109.20%	108.57%	108.02%	107.52%	107.08%	106.67%	106.30%
84	125.74%	118.49%	116.16%	114.34%	112.87%	111.65%	110.63%	109.76%	109.00%	108.34%	107.76%	107.24%	106.78%	106.36%	105.99%	105.64%
85	123.96%	117.10%	114.90%	113.18%	111.79%	110.65%	109.69%	108.87%	108.17%	107.55%	107.01%	106.52%	106.09%	105.70%	105.35%	105.03%
86	122.29%	115.82%	113.74%	112.12%	110.81%	109.73%	108.83%	108.06%	107.40%	106.82%	106.31%	105.86%	105.46%	105.10%	104.77%	104.48%
87	120.74%	114.63%	112.67%	111.13%	109.89%	108.88%	108.03%	107.30%	106.68%	106.14%	105.67%	105.25%	104.87%	104.53%	104.23%	103.95%
88	119.30%	113.55%	111.70%	110.24%	109.07%	108.11%	107.31%	106.63%	106.05%	105.54%	105.09%	104.70%	104.34%	104.03%	103.74%	103.49%
89	117.98%	112.59%	110.83%	109.46%	108.35%	107.44%	106.68%	106.04%	105.49%	105.01%	104.58%	104.21%	103.88%	103.58%	103.32%	103.07%
90	116.75%	111.72%	110.07%	108.77%	107.72%	106.86%	106.14%	105.53%	105.01%	104.56%	104.16%	103.80%	103.49%	103.21%	102.96%	102.73%
91	115.60%	110.94%	109.39%	108.17%	107.18%	106.37%	105.69%	105.12%	104.62%	104.19%	103.82%	103.49%	103.19%	102.92%	102.68%	102.47%
92	114.42%	110.16%	108.71%	107.57%	106.64%	105.87%	105.24%	104.69%	104.23%	103.83%	103.47%	103.16%	102.88%	102.63%	102.41%	102.21%
93	113.23%	109.37%	108.04%	106.97%	106.10%	105.38%	104.78%	104.27%	103.84%	103.46%	103.13%	102.83%	102.57%	102.34%	102.14%	101.97%
94	112.00%	108.59%	107.37%	106.38%	105.57%	104.90%	104.34%	103.86%	103.45%	103.10%	102.79%	102.51%	102.27%	102.06%	101.97%	101.00%
95	110.72%	107.80%	106.72%	105.82%	105.07%	104.44%	103.91%	103.46%	103.07%	102.74%	102.45%	102.19%	101.97%	101.97%	101.00%	101.00%
96	109.36%	107.01%	106.08%	105.29%	104.62%	104.04%	103.55%	103.12%	102.76%	102.44%	102.17%	101.97%	101.00%	101.00%	101.00%	101.00%
97	107.80%	106.10%	105.38%	104.74%	104.17%	103.67%	103.22%	102.82%	102.47%	102.17%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%
98	105.91%	104.94%	104.50%	104.07%	103.68%	103.30%	102.95%	102.63%	102.32%	102.04%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
99	103.39%	103.09%	102.94%	102.79%	102.65%	102.50%	102.35%	102.20%	102.05%	101.97%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
100	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
101	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
102	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
103	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
104	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
105	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
106	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
107	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
108	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
109	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
110	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
111	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
112	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
113	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
114	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
115	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
116	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
117	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
118	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
119	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%
120	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%	101.00%

ADDITIONAL INFORMATION

Additional information about the Policy is available in the Statement of Additional Information dated May 1, 2012, and which is part of this prospectus.

Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Variable Universal Life Income III, Principal Financial Group, P.O. Box 10431, Des Moines, Iowa 50306-0431, 1-800-247-9988. You may also contact Us through Our internet site: www.principal.com

Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Policy are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Principal Variable Universal Life Income III

Investment Company Act File No. 333-175768